UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 1

Date of reporting period: November 1, 2006–October 31, 2007

Item 1: Reports to Shareholders

Vanguard® Selected Value Fund Annual Report

October 31, 2007

>	Vanguard Selected Value Fund returned 10.2% for the fiscal year ended October 31, 2007, beating its benchmark index but lagging the average return of peer mutual funds.

>	The fund faced a market that turned from favoring value stocks in the first half of the year to favoring growth stocks in the second half.

>	Almost all sectors contributed to the fund’s return; financials detracted from performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Selected Value Fund	VASVX	10.2%
Russell Midcap Value Index		9.7
Average Mid-Cap Value Fund[1]		12.9

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$21.38	$22.11	$0.320	$1.050

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Over the past six months, the stock market’s preferences turned away from the value stocks, and the small-and mid-capitalization stocks, favored by Vanguard Selected Value Fund. Even so, the fund posted a respectable 10.2% total return for the fiscal year ended October 31, 2007.

The fund bested its market benchmark, the Russell Midcap Value Index. But it lagged the average return of peer mutual funds, in part because of relatively lighter exposure to utility and materials stocks.

If you own the Selected Value Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 23.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled the market in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

2

Still, the broad U.S. stock market returned an impressive 15.3% for the 12 months. In a reversal of earlier trends, large-cap stocks outperformed small-caps, and growth stocks outperformed value stocks.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by European and Pacific region stocks (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit market rippled ever farther, fixed income investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much-higher yields demanded by investors for riskier bonds.

Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

3

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Most stock sectors produced strong double-digit gains

Almost every sector contributed to the Selected Value Fund’s return for the fiscal year. Six sectors posted double-digit returns, ranging from 12% from the utilities sector to 42% from energy. The health care and consumer discretionary sectors produced smaller gains. Only the financials group had negative returns for the fund. (Selected Value owned no stocks in the telecommunication services sector.)

Keep in mind, however, that the fund’s primary focus is not on sectors but on individual stocks that appear to be undervalued but poised for a rebound. During the past year, in fact, Selected Value’s top ten performers represented almost every sector.

These stocks include MasterCard, an information technology company that is a major provider of credit-card processing services; it led with a 157% return. The other top contributors included two aerospace and defense companies, Goodrich and L-3 Communications (industrials); tobacco company Carolina Group (consumer staples); Triad Hospitals and Coventry Health Care (health care); integrated oil company Murphy Oil (energy); Reliant Energy (utilities);

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.42%	1.45%

1 Fund expense ratio reflects the fiscal year ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

toolmaker Stanley Works (consumer discretionary); and papermaker Domtar (materials).

The negative performance of the fund’s financials stocks isn’t very surprising, given the troubles in the subprime mortgage market and related stresses. The fund nevertheless bested the index sector’s return, in part because the advisors were able to identify some of the group’s better performers, such as Annaly Capital Management, a real estate investment trust that invests in mortgage securities that are backed by government agencies and have almost no credit risk.

A rocky start still shadows the fund’s long-term record

Over the past ten years, the Selected Value Fund has posted an average annual return of 8.8%, well above the average for the broad domestic stock market but below that of the fund’s benchmark index. A hypothetical investment of $25,000 made in Selected Value at the start of the period would have grown to a bit more than $58,000 by October 31, 2007.

It’s important, of course, to take such an extended view of a fund’s performance. Prudent investing in stocks requires a long-term horizon. But a ten-year record can both reveal and conceal. In the case of Selected Value, the fund’s subpar early years continue to weigh down its long-term performance, as shown in the table below.

Total Returns
Ten Years Ended October 31, 2007
Average
Annual Return
Selected Value Fund	8.8%
Russell Midcap Value Index	11.7
Average Mid-Cap Value Fund[1]	11.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

While we don’t ordinarily focus on selective periods, it’s worth noting that the fund’s performance has been significantly better since March 1999, when James P. Barrow, a founding partner of Barrow, Hanley, Mewhinney & Strauss, took over as manager. For example, from March 31, 1999, through October 31, 2007, the fund posted an average annual return of 13.4%, compared with 12.6% for the benchmark index.

The fund’s more recent results include the work of Donald Smith & Co., which began managing a portion of Selected Value’s assets in 2005. Both advisors have a value orientation and a long-term perspective; Donald Smith & Co. complements Barrow, Hanley by searching for stocks that are priced at particularly steep discounts.

Given our advisors’ talent, experience, and dedication, we are confident about Selected Value’s long-term performance prospects in the coming years.

Selected Value can play a role in a diversified long-term portfolio

The Selected Value Fund lives up to its name by being, indeed, selective: The fund held only 63 stocks in its portfolio at the fiscal year-end. Because of its concentrated focus, the fund is best employed not in isolation, but as one element of a portfolio that includes other stock holdings in its mix.

A prudent portfolio—and one that can be effective over the long-term periods that are best for measuring stock investing success—is balanced among stocks, bonds, and short-term investments, while also being diversified within each of these asset groups. We believe that the Selected Value Fund can be a useful part of such a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2007

6

Advisors’ Report

During the fiscal year ended October 31, 2007, Vanguard Selected Value Fund returned 10.2%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the fiscal year and of how their portfolio position reflects this assessment. These comments were prepared on November 19, 2007.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner Mark Giambrone, Principal

During the past fiscal year, the market advanced nicely overall. But it is difficult to discuss the last 12 months without focusing on the recent volatility related to housing and illiquidity in the financial markets.

We have kept the portfolio substantially underweighted in the financials sector and have avoided areas such as homebuilders, brokers, and mortgage lenders or originators. This stance has proven to be prudent and, although the market has sold down financials indiscriminately, we are

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley,	76	3,786	Conducts fundamental research on individual
Mewhinney & Strauss, Inc.			stocks exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the
			market average and dividend yields above the
			market average.
Donald Smith & Co., Inc.	22	1,084	Fundamental research on the lowest price-to-
			tangible-book-value companies. Research focuses
			on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments[1]	2	121	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

maintaining our underweighted position while beginning to look for opportunities. Other significant underweightings—in utilities and materials—also seem suitable to us, as these sectors appear either to be overvalued or to display valuations incorporating unsustainable moves in commodity prices. We continue to believe these underweighted positions are appropriate, although we are aware that continued weakness in the dollar could propel commodity prices higher irrespective of supply/demand fundamentals.

We are significantly invested in the health care and consumer discretionary sectors. Although our health care positions have detracted from performance during calendar 2007, we feel that they continue to represent opportunity and expect them to add to performance over our investment time horizon of three to four years. In overweighting consumer discretionary stocks, we do not ignore the current concerns about the housing market or consumer spending, but seek to take advantage of the price level of some very good businesses that have little or limited exposure to the housing sector.

We continue to find businesses displaying valuation characteristics below those of the market but fundamental characteristics superior to the market averages. These opportunities should enhance our portfolio’s performance over the longer term.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

At the end of October 2007, the portion of the Selected Value Fund that we manage continued to meet our criteria for a concentrated portfolio of low price-to-tangible-book-value stocks with attractive long-term earnings potential. On average, these holdings currently sell at 117% of tangible book value and 10 times “normalized earnings.” In contrast, stocks in the Standard & Poor’s 500 Index sell at more than 5x tangible book value and 18x normalized earnings.

The three largest industry weightings are insurance (17.9%), utilities (17.5%), and technology (17.3%). The insurance and utilities industries should be relatively immune from a slowing of the U.S. economy. The two insurance companies we own, Unum and CNA, have conservative investment portfolios that should suffer less than most from the subprime-mortgage fallout. Flextronics is our largest technology holding, delivered in exchange for our Solectron stock in a recently completed acquisition. At 10x next year’s earnings, Flextronics remains a cheap stock, so we have decided to maintain the position for now.

8

Other tech holdings include the depressed semiconductor companies Qimonda, Semiconductor Manufacturing, Spansion, and Micron, which currently are selling at prices below book value and close to their lows. Eventually, we would expect a better supply/demand balance and higher memory-chip prices to lead to a recovery in these stocks.

We eliminated two positions (Tech Data, Magna International) and scaled back two others (Domtar, Reliant) in stocks that have done well. New positions were initiated or added to in several insurance companies (IPC Holdings, Unum, American National), a utility (Pinnacle West), and an out-of-favor retailer with large real estate values (Dillard’s), as well as in the semiconductor stocks named earlier.

In general, our universe of low price-to-book value stocks has not kept up with the market. The third calendar quarter was particularly difficult, with our target group of stocks declining roughly 16% while the S&P 500 stocks gained about 2%. Large liquidations by some of the quantitative hedge funds, which tend to emphasize value stocks, exacerbated the decline in our universe.

We have been correctly cautious toward financial companies and homebuilders that appeared vulnerable to the unwinding of the housing/subprime mortgage bubble. Our lack of holdings in the top-performing energy group, where we see little value, has hurt relative performance.

9

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	63	484	4,870
Median Market Cap	$6.1B	$8.1B	$36.8B
Price/Earnings Ratio	16.2x	17.3x	18.2x
Price/Book Ratio	1.8x	2.0x	2.9x
Yield	2.1%	2.0%	1.7%
Return on Equity	13.3%	13.0%	18.9%
Earnings Growth Rate	16.9%	15.6%	21.3%
Foreign Holdings	7.9%	0.0%	0.0%
Turnover Rate	33%	—	—
Expense Ratio	0.42%	—	—
Short-Term Reserves	5.8%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	17.8%	13.7%	10.1%
Consumer Staples	6.4	7.1	8.3
Energy	8.5	7.2	11.3
Financials	21.8	29.6	19.3
Health Care	9.6	2.2	11.7
Industrials	14.9	10.2	11.7
Information Technology	7.4	7.3	16.7
Materials	1.6	7.0	3.9
Telecommunication Services	0.1	2.0	3.4
Utilities	11.9	13.7	3.6

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.82	0.69
Beta	0.82	0.86

Ten Largest Holdings[4] (% of total net assets)

Pinnacle West Capital Corp.	electric utilities	3.9%
Murphy Oil Corp.	integrated oil and gas	3.1
Annaly Capital Management Inc. REIT	mortgage REITs	2.7
L-3 Communications Holdings, Inc.	aerospace and defense	2.7
Coventry Health Care Inc.	managed health care	2.6
Carolina Group	tobacco	2.6
El Paso Corp.	oil and gas storage and transportation	2.5
Royal Caribbean Cruises, Ltd.	hotels resorts and cruise lines	2.4
Goodrich Corp.	aerospace and defense	2.3
Reynolds American Inc.	tobacco	2.2
Top Ten		27.0%

Investment Focus

1 Russell Midcap Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1997–October 31, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
Selected Value Fund[1]	10.15%	18.49%	8.79%	$58,031
Dow Jones Wilshire 5000 Index	15.28	15.31	7.44	51,238
Russell Midcap Value Index	9.73	20.36	11.69	75,534
Average Mid-Cap Value Fund[2]	12.87	18.66	11.07	71,445

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

11

Fiscal-Year Total Returns (%): October 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[1]	2/15/1996	12.05%	18.55%	8.08%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 17 for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.5%)[1]
Consumer Discretionary (16.5%)
	Royal Caribbean Cruises, Ltd.	2,755,400	118,152
	The Stanley Works	1,861,900	107,152
	Advance Auto Parts, Inc.	2,814,400	96,027
	Idearc Inc.	3,166,700	85,438
*	Hanesbrands Inc.	2,599,800	80,698
	Sherwin-Williams Co.	1,096,100	70,063
	Family Dollar Stores, Inc.	2,541,100	64,417
^	Dillard's Inc.	2,451,900	56,467
	Whirlpool Corp.	659,800	52,243
	Service Corp. International	3,345,600	48,411
*	Office Depot, Inc.	2,297,900	43,109
*	Dana Corp.	2,976,400	439
			822,616
Consumer Staples (5.8%)
	Carolina Group	1,519,800	130,368
	Reynolds American Inc.	1,721,600	110,923
	UST, Inc.	923,400	49,236
			290,527
Energy (7.7%)
	Murphy Oil Corp.	2,069,800	152,399
	El Paso Corp.	7,180,100	126,800
	Venture Production PLC	3,500,000	57,893
	Overseas Shipholding Group Inc.	472,900	35,184
	Marathon Oil Corp.	209,300	12,376
			384,652
Financials (20.0%)
	Commercial Banks (2.3%)
2	The South Financial Group, Inc.	3,811,700	78,750
	National City Corp.	1,500,000	36,375

	Diversified Financial Services (1.0%)
	CIT Group Inc.	1,446,800	50,985

	Insurance (7.8%)
	Willis Group Holdings Ltd.	2,215,800	93,795

			Market
			Value•
		Shares	($000)
	Unum Group	3,537,900	82,575
	Axis Capital Holdings Ltd.	1,938,300	77,028
	CNA Financial Corp.	1,687,200	66,864
	XL Capital Ltd. Class A	329,800	23,729
	IPC Holdings Ltd.	548,300	16,400
	American National Insurance Co.	121,211	15,673
	American Financial Group, Inc.	404,600	12,098

	Real Estate Investment Trusts (5.5%)
	Annaly Capital Management Inc. REIT	7,946,900	135,813
2	First Industrial Realty Trust REIT	2,706,300	110,282
	American Financial Realty Trust REIT	3,969,700	26,756

	Thrifts & Mortgage Finance (3.4%)
	People's United Financial Inc.	6,231,197	110,791
	New York Community Bancorp, Inc.	3,004,700	55,917
	Hudson City Bancorp, Inc.	330,000	5,168
			998,999
Health Care (8.7%)
*	Coventry Health Care Inc.	2,185,200	131,789
	Hillenbrand Industries, Inc.	1,703,375	94,060
	Omnicare, Inc.	2,795,700	82,473
	Quest Diagnostics, Inc.	1,433,100	76,212
*	Valeant Pharmaceuticals International	3,410,400	49,621
			434,155
Industrials (13.7%)
	L-3 Communications Holdings, Inc.	1,209,400	132,599
	Goodrich Corp.	1,635,800	113,950
	Avery Dennison Corp.	1,651,900	95,645
	Air France KLM ADR	2,433,200	92,875
	Ryder System, Inc.	1,659,900	79,426
	ITT Industries, Inc.	1,148,900	76,884

13

			Market
			Value•
		Shares	($000)
	Pitney Bowes, Inc.	1,307,700	52,360
	Briggs & Stratton Corp.	1,838,700	41,389
			685,128
Information Technology (6.5%)
*	Computer Sciences Corp.	1,709,400	99,812
*	Flextronics International Ltd.	7,647,234	94,137
*	Qimonda AG ADR	5,381,964	51,990
	MasterCard, Inc. Class A	198,800	37,683
*	Semiconductor Manufacturing International Corp. ADR	4,626,200	26,924
*	Spansion Inc. Class A	1,292,500	9,112
*	Micron Technology, Inc.	524,425	5,512
			325,170
Materials (1.5%)
*	Domtar Corp.	8,333,500	71,501

Utilities (11.1%)
	Pinnacle West Capital Corp.	4,826,500	194,991
	Xcel Energy, Inc.	4,798,100	108,197
	MDU Resources Group, Inc.	3,594,800	101,230
	CenterPoint Energy Inc.	4,538,500	76,065
*	Reliant Energy, Inc.	2,646,200	72,823
			553,306
Total Common Stocks
(Cost $3,816,076)			4,566,054
Temporary Cash Investments (8.3%)[1]
Money Market Fund (8.1%)
3	Vanguard Market Liquidity Fund, 4.955%	399,885,455	399,885
3	Vanguard Market Liquidity Fund, 4.955%—Note G	4,800,000	4,800

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Agency Obligation (0.2%)
4 Federal Home Loan Bank
5 4.511%, 1/23/08	10,000	9,896
Total Temporary Cash Investments
(Cost $414,583)		414,581
Total Investments (99.8%)
(Cost $4,230,659)		4,980,635
Other Assets and Liabilities (0.2%)
Other Assets—Note C		35,250
Liabilities—Note G		(25,343)
		9,907
Net Assets (100%)
Applicable to 225,740,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,990,542
Net Asset Value Per Share		$22.11

At October 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	3,844,016	$17.03
Undistributed Net
Investment Income	59,069.26
Accumulated Net
Realized Gains	333,246	1.48
Unrealized Appreciation
Investment Securities	749,976	3.32
Futures Contracts	4,235.02
Net Assets	4,990,542	$22.11

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 93.9% and 5.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

5 Securities with a value of $9,896,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

14

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	79,989
Interest[2]	27,917
Security Lending	609
Total Income	108,515
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,003
Performance Adjustment	(950)
The Vanguard Group—Note C
Management and Administrative	9,860
Marketing and Distribution	1,045
Custodian Fees	64
Auditing Fees	24
Shareholders’ Reports	56
Trustees’ Fees and Expenses	6
Total Expenses	21,108
Expenses Paid Indirectly—Note D	(406)
Net Expenses	20,702
Net Investment Income	87,813
Realized Net Gain (Loss)
Investment Securities Sold[2]	355,554
Futures Contracts	16,191
Foreign Currencies	(11)
Realized Net Gain (Loss)	371,734
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(20,089)
Futures Contracts	(1,158)
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	(21,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	438,300

1 Dividends are net of foreign withholding taxes of $249,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $6,454,000, $27,373,000, and $13,977,000 respectively.

15

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	87,813	69,379
Realized Net Gain (Loss)	371,734	232,577
Change in Unrealized Appreciation (Depreciation)	(21,247)	400,832
Net Increase (Decrease) in Net Assets Resulting from Operations	438,300	702,788
Distributions
Net Investment Income	(65,559)	(57,290)
Realized Capital Gain[1]	(215,117)	(167,917)
Total Distributions	(280,676)	(225,207)
Capital Share Transactions—Note H
Issued	1,140,416	838,408
Issued in Lieu of Cash Distributions	248,158	197,996
Redeemed[2]	(881,899)	(894,260)
Net Increase (Decrease) from Capital Share Transactions	506,675	142,144
Total Increase (Decrease)	664,299	619,725
Net Assets
Beginning of Period	4,326,243	3,706,518
End of Period[3]	4,990,542	4,326,243

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $25,199,000 and $48,400,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $1,189,000 and $1,774,000.

3 Net Assets—End of Period includes undistributed net investment income of $59,069,000 and $44,653,000.

16

Financial Highlights

	Year Ended October 31,
For a Share Outstanding
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.38	$18.99	$16.76	$14.10	$11.27
Investment Operations
Net Investment Income	.40	.35	.30	.26	.25
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.70	3.18	2.19	2.66	2.82
Total from Investment Operations	2.10	3.53	2.49	2.92	3.07
Distributions
Dividends from Net Investment Income	(.32)	(.29)	(.26)	(.26)	(.24)
Distributions from Realized Capital Gains	(1.05)	(.85)	—	—	—
Total Distributions	(1.37)	(1.14)	(.26)	(.26)	(.24)
Net Asset Value, End of Period	$22.11	$21.38	$18.99	$16.76	$14.10

Total Return[2]	10.15%	19.38%	14.96%	20.94%	27.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,991	$4,326	$3,707	$1,925	$1,265
Ratio of Total Expenses to
Average Net Assets[3]	0.42%	0.45%	0.51%	0.60%	0.78%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.75%	1.81%	1.78%	2.05%
Portfolio Turnover Rate	33%	37%	28%	35%	40%

1 Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.01.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.05%), (0.02%), 0.01%, and 0.11%. See accompanying Notes, which are an integral part of the Financial Statements.

71

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

18

B. Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $950,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $429,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $376,000 and custodian fees by $30,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,827,000 from undistributed net investment income, and $32,582,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $99,145,000 of ordinary income and $302,533,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $4,230,659,000. Net unrealized appreciation of investment securities for tax purposes was $749,976,000, consisting of unrealized gains of $976,139,000 on securities that had risen in value since their purchase and $226,163,000 in unrealized losses on securities that had fallen in value since their purchase.

19

At October 31, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	838	65,150	1,824
S&P 500 Index	147	57,143	2,411

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2007, the fund purchased $1,709,150,000 of investment securities and sold $1,461,311,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $4,606,000, for which the fund received cash collateral of $4,800,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	51,661	42,799
Issued in Lieu of Cash Distributions	11,806	10,487
Redeemed	(40,102)	(46,100)
Net Increase (Decrease) in Shares Outstanding	23,365	7,186

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2006		Proceeds from		Oct. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
First Industrial Realty Trust REIT	54,810	63,016	—	3,384	110,282
Tech Data Corp.	144,435	15,541	161,167	—-	—-
The South Financial Group, Inc.	85,848	15,464	—	2,641	78,750
Winnebago Industries, Inc.	61,497	2,362	59,869	429	—
	346,590			6,454	189,032

20

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $219,110,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $63,265,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 57.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund[1]
Periods Ended October 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.15%	18.49%	8.79%
Returns After Taxes on Distributions	9.01	17.68	7.95
Returns After Taxes on Distributions and Sale of Fund Shares	7.72	16.05	7.30

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$988.82	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122007

Vanguard® Mid-Cap Growth Fund Annual Report

October 31, 2007

>

Vanguard Mid-Cap Growth Fund returned 26.4% for the 12 months ended October 31, 2007. The fund’s return surpassed that of its benchmark by a significant margin and the average return of peer funds slightly.

>	Despite some rough patches, the broad stock market posted solid results. In a reversal from recent trends, growth stocks outpaced their value-oriented counterparts.

>

The advisors’ stock choices in the health care, information technology, and consumer discretionary sectors provided the largest contributions to the fund’s gains. Energy and materials stocks were among the fund’s weakest performers.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Mid-Cap Growth Fund	VMGRX	26.4%
Russell Midcap Growth Index		19.7
Average Mid-Cap Growth Fund[1]		26.1

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$19.12	$20.90	$0.044	$2.675

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned 26.4% for the 12 months ended October 31, 2007. Your fund surpassed the return of its benchmark index by nearly 7 percentage points. It bested the average return of its peers by a much slimmer margin. The success of the fund was fueled by the advisors’ strong stock selections in the health care, information technology, and consumer discretionary sectors.

If you hold shares of the Mid-Cap Growth Fund in a taxable account, you may want to review our report on the fund’s after-tax returns on page 23.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

2

Still, the broad U.S. stock market returned an impressive 15.3%. Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by those in the European and Pacific regions (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit markets rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (half a percentage point in September and a quarter-point on

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

3

October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%. The 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Advisors identified pockets of strength that produced excellent returns

The Mid-Cap Growth Fund’s impressive fiscal-year return surpassed both the results for its benchmark and its peer-fund average. It earned positive returns in all nine of the sectors in which it invested, with eight producing double-digit returns. The fund’s performance was roughly equal in both six-month periods of the fiscal year.

Despite a challenging investment environment in the U.S. equity markets, the advisors made strong stock choices in several sectors. Their efforts were most productive in the consumer discretionary, health care, and information technology sectors, which together made up roughly 60% of the fund’s assets on average. The fund’s holdings in each of these outperformed those of the corresponding benchmark sectors.

Although concerns about the strength of consumer spending caused by higher energy prices, tighter credit, and a weak dollar grew during the period, the fund’s consumer discretionary stocks fared quite well in certain subsectors—particularly casinos and hotels and providers of education services. The advisors were also successful in their efforts to identify health care companies that seemed to offer prospects of above-average earnings growth, yet were reasonably priced. Numerous sector holdings, especially biotech firms and equipment makers, turned in excellent results, and the overall return for the fund’s holdings was roughly twice that of the corresponding index sector. In information technology, the advisors held several internet software and electronic equipment companies that generated superb returns.

On the negative side, the fund’s comparatively small holdings in the energy and materials sectors were laggards. The fund did not hold several of the benchmark’s strongly performing oil and gas drillers and equipment and service providers, which hurt relative performance. The fund was also notably underweighted in materials, so it missed out on the strong performance of steel makers, mining companies, and other producers of industrial commodities, which profited from the growing global demand for metals.

4

The wealth of experience that your fund’s advisors—Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C.—provide helped steer the fund toward its success this period. The fund’s low expense ratio is another important factor, as it enables you to keep a larger portion of the fund’s returns.

To learn more about the fund’s positioning and performance during the period, see the Advisors’ Report on page 7.

The fund’s long-term record has been impressive

The Mid-Cap Growth Fund reaches its ten-year milestone on December 31. Although its performance over shorter time periods has included fits and spells of outstanding and poor performance, its overall average annual return of 13.1% has been—on an absolute and relative basis—excellent.

As you’ll see in the table below, the fund’s average annual return since inception was well over four percentage points ahead of that of its benchmark and the average return of its peers. A hypothetical investment of $10,000 in the Mid-Cap Growth Fund at the fund’s inception would have grown to $33,416 by October 31, 2007. This end result stands substantially above the comparable ending values of investments compounded at the return of the fund’s benchmark and its peer-group average.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.56%	1.56%

Total Returns
December 31, 1997,[2] Through October 31, 2007
Average
Annual Return
Mid-Cap Growth Fund	13.1%
Russell Midcap Growth Index	8.2
Average Mid-Cap Growth Fund[3]	8.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund expense ratio reflects the 12 months ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2 Fund’s inception date.

3 Derived from data provided by Lipper Inc.

5

Don’t let unpredictable markets throw your plan off course

One of the great—and frustrating—things about the stock market is that no one can accurately predict its future direction. Even more vexing perhaps is that past performance isn’t of much value in foretelling the future. So what should prudent investors do?

A hallmark of successful long-term investors is that they don’t get wrapped up in today’s headlines, performance-chasing, or attempts to predict what tomorrow’s “hot” stocks will be. Rather, these investors select carefully considered, balanced portfolios of stock, bond, and money market funds that are appropriate for their unique risk tolerance, circumstances, and goals. Once they have selected such a portfolio, they steadfastly resist the urge to make changes in the face of short-term volatility, regardless of market conditions.

As one part of a well-rounded stock portfolio, the Mid-Cap Growth Fund offers access to a skilled team of advisors at a low cost. The fund can help you gain exposure to a dynamic part of the U.S. stock market and help you move toward your investing goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2007

6

Advisors’ Report

During the fiscal year ended October 31, 2007, Vanguard Mid-Cap Growth Fund returned 26.4%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 19, 2007.

William Blair & Company, L.L.C.

Portfolio Managers:

Harvey H. Bundy, CFA, Principal

Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The U.S. mid-capitalization growth market—as measured by the Russell Midcap Growth Index—climbed 19.7% over the 12-month period ended October 31. The five-year bull market continued in the face of deteriorating housing fundamentals and escalating concerns over the health of consumer credit going forward. Strong global growth and slowing, but positive, earnings growth outside of financials and consumer discretionary stocks enabled the market to move higher

Vanguard Mid-Cap Growth Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair &	48	619	Uses a fundamental investment approach in pursuit of
Company, L.L.C.			superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Chartwell Investment	48	618	Uses a bottom-up, fundamental, research-driven stock-
Partners, L.P.			selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments[1]	4	52	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

over the year. In this slowing earnings-growth environment, growth stocks outpaced their value stock peers by 10 percentage points over the period, as the Russell Midcap Value Index returned 9.7%. Mid- and large-cap stocks outperformed small-cap stocks.

Over the 12 months, there was a significant divergence between the industrial side of the economy and the consumer side—a dynamic that has played out in sector returns in recent quarters. As crude oil prices jumped from around $60 per barrel to approaching $100 over the period, energy stocks benefited and outperformed all other sectors in the mid-cap growth space. Industrials turned in the next-strongest return, partly because of their role in the strong global economy. On the other hand, the financials sector underperformed because of its exposure to real estate and consumer lending. However, the weakest performers were the consumer discretionary and consumer staples sectors, which were weighed down by the effects of the current housing market and credit-quality issues.

Our successes over the fiscal period were primarily the result of solid stock selection across most sectors. Within health care, our subportfolio benefited from fundamental strength in Express Scripts’ pharmacy benefit-manager business. Some strong financials and consumer discretionary choices allowed the subportfolio to outperform its benchmark in these sectors. Within financials, IntercontinentalExchange witnessed rapid growth in its electronic energy exchange. And two postsecondary education companies, Strayer Education and DeVry, also turned in strong results in an otherwise weak consumer environment.

Stock selection in the industrials sector hurt our subportfolio’s performance, as did an underweighting, or no exposure at all, to some of the traditional cyclical industries, including machinery as well as construction and engineering, which performed well. One industrials holding, Robert Half International, weakened in the face of growing concern over future employment trends.

As always, we continue to build our subportfolio from a bottom-up perspective. That said, our process has led us to trim our health care weighting because of buyouts in this sector. We decreased the sector’s weighting by nearly 600 basis points and redeployed those assets into new holdings across financials, consumer staples, energy, and industrials.

Looking forward, we expect the slowdown in corporate earnings growth to increase investors’ appetites for companies that can increase earnings despite the macro environment of the day. If this turns out to be the case, we would expect it to be conducive to our quality-growth style of investing.

8

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

Mark J. Cunneen, CPA, Partner

U.S. equity markets were characterized by heightened volatility over the last 12 months. Nonetheless, most major averages ended the period with substantial gains. Early in the period, strong corporate earnings—supported by a healthy economy—created a solid foundation for securities markets around the globe. Midway through the period, Asian markets underwent a correction, and the U.S. residential mortgage sector began to show the first signs of weakness. Late in the period, markets rallied yet again, propelled by further strength in corporate earnings and accelerated merger-and-acquisition activity. By fiscal-year-end, markets were faltering amid deepening concerns about credit conditions and the outlook for reduced economic growth, especially in the United States.

In the current economic environment, we are being cautious with our investments in consumer-oriented companies and in the financials arena. We see better opportunities in areas such as business services, which focuses on growth opportunities in outsourcing, and capital spending, which deals mainly with manufacturing and aerospace.

In the present volatile economic landscape of declining interest rates and inflationary pressures, our fundamental approach to growth investing continues to find favor, perhaps more so than at any other time in the recent past. The returns of growth stocks have substantially exceeded their value counterparts for the last 12 months. Also, the August market sell-off caused great stress for many investment strategies that use a combination of quantitative algorithms and financial leverage to enhance returns.

Looking ahead, we remain committed to our long-standing focus on fundamentals and a bottom-up approach to investing. We continue to evaluate investment opportunities that meet our hurdles for growth in sales and profits across a full range of business sectors. At the same time, we remain optimistic about the potential for attractive long-term rewards from investing in mid-cap growth stocks.

9

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	119	550	4,870
Median Market Cap	$5.0B	$8.3B	$36.8B
Price/Earnings Ratio	27.9x	23.3x	18.2x
Price/Book Ratio	4.7x	4.3x	2.9x
Yield	0.3%	0.8%	1.7%
Return on Equity	19.6%	18.7%	18.9%
Earnings Growth Rate	32.0%	25.4%	21.3%
Foreign Holdings	1.5%	0.0%	0.0%
Turnover Rate	70%	—	—
Expense Ratio	0.56%	—	—
Short-Term Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16.5%	17.6%	10.1%
Consumer Staples	2.3	4.3	8.3
Energy	9.1	11.6	11.3
Financials	9.0	8.1	19.3
Health Care	11.2	12.2	11.7
Industrials	19.8	16.1	11.7
Information Technology	27.7	19.8	16.7
Materials	2.7	4.7	3.9
Telecommunication
Services	1.5	2.3	3.4
Utilities	0.2	3.3	3.6

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.80
Beta	1.02	1.26

Ten Largest Holdings[4] (% of total net assets)

Life Time Fitness, Inc.	leisure facilities	2.1%
Precision Castparts Corp.	aerospace and defense	2.0
Paychex, Inc.	data processing and outsourced services	1.9
Affiliated Managers Group, Inc.	asset management and custody banks	1.9
Cognizant Technology Solutions Corp.	information technology consulting and other services	1.7
Activision, Inc.	home entertainment software	1.7
McDermott International, Inc.	industrial conglomerate	1.6
FTI Consulting, Inc.	diversified commercial and professional services	1.6
Fastenal Co.	trading companies and distributors	1.5
Pharmaceutical Product Development, Inc.	life sciences tools and services	1.5
Top Ten		17.5%

Investment Focus

1 Russell Midcap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1997–October 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2007			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Mid-Cap Growth Fund[2]	26.39%	18.51%	13.05%	$33,416
Dow Jones Wilshire 5000 Index	15.28	15.31	7.02	19,485
Russell Midcap Growth Index	19.72	19.21	8.19	21,677
Average Mid-Cap Growth Fund[3]	26.07	17.18	8.72	22,759

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: December 31, 1997.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

11

Fiscal-Year Total Returns (%): December 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
Mid-Cap Growth Fund[1]	12/31/1997	26.41%	18.43%	12.83%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table on page 18 for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.8%)[1]
Consumer Discretionary (15.5%)
*^	Life Time Fitness, Inc.	442,167	26,813
*	Gaylord Entertainment Co.	259,395	14,132
	Strayer Education, Inc.	73,853	13,771
	PetSmart, Inc.	448,315	13,427
*	Dick’s Sporting Goods, Inc.	368,154	12,285
*	GameStop Corp. Class A	203,860	12,073
*	O’Reilly Automotive, Inc.	319,364	10,545
*	Scientific Games Corp.	289,860	10,478
	International Game Technology	222,610	9,708
*	Morningstar, Inc.	126,069	9,382
*	Penn National Gaming, Inc.	151,610	9,362
	Phillips-Van Heusen Corp.	173,870	8,311
*	Tractor Supply Co.	190,742	7,904
*	Urban Outfitters, Inc.	287,095	7,255
	Polo Ralph Lauren Corp.	105,210	7,239
	National CineMedia Inc.	249,555	6,718
*	The Goodyear Tire & Rubber Co.	196,600	5,928
*	Discovery Holding Co. Class A	170,120	4,850
	DeVry, Inc.	87,570	4,789
*	IAC/InterActiveCorp	90,310	2,661
*	Marvel Entertainment, Inc.	88,215	2,182
			199,813
Consumer Staples (2.1%)
*	Hansen Natural Corp.	206,680	14,054
	Whole Foods Market, Inc.	181,350	8,984
*	Bare Escentuals, Inc.	174,570	4,312
			27,350
Energy (8.5%)
*	Grant Prideco, Inc.	351,895	17,299
	Smith International, Inc.	241,851	15,974
*	Ultra Petroleum Corp.	197,780	14,015
*	Forest Oil Corp.	211,710	10,287
	Range Resources Corp.	202,315	9,090
*	Superior Energy Services, Inc.	240,415	8,915
*	National Oilwell Varco Inc.	121,380	8,890
*	Southwestern Energy Co.	142,765	7,385

			Market
			Value•
		Shares	($000)
	XTO Energy, Inc.	101,238	6,720
*^	Cal Dive International, Inc.	469,820	6,216
*	Exterran Holdings, Inc.	52,955	4,459
*	Complete Production Services, Inc.	26,770	533
			109,783
Financials (8.3%)
*	Affiliated Managers Group, Inc.	190,215	25,023
	Lazard Ltd. Class A	257,990	12,951
*	Nasdaq Stock Market Inc.	201,520	9,411
	Jones Lang LaSalle Inc.	84,970	8,100
*	Philadelphia Consolidated Holding Corp.	182,170	7,433
	Assurant, Inc.	123,020	7,189
*	IntercontinentalExchange Inc.	38,430	6,848
	Digital Realty Trust, Inc. REIT	152,310	6,700
	National Financial Partners Corp.	119,040	6,508
*	The Blackstone Group L.P.	235,965	6,001
	BOK Financial Corp.	108,670	5,927
*	CB Richard Ellis Group, Inc.	183,945	4,485
			106,576
Health Care (10.5%)
	Pharmaceutical Product Development, Inc.	455,438	19,238
*	IDEXX Laboratories Corp.	126,936	15,458
*	Gen-Probe Inc.	184,180	12,896
	C.R. Bard, Inc.	140,879	11,779
*	Healthways, Inc.	192,882	11,708
*	DaVita, Inc.	166,605	10,861
*	Covance, Inc.	126,770	10,459
*	Henry Schein, Inc.	164,730	9,867
	Allergan, Inc.	138,250	9,343
*	Hologic, Inc.	112,760	7,660
	Brookdale Senior Living Inc.	154,860	5,713
*	ResMed Inc.	132,104	5,473
	IMS Health, Inc.	176,365	4,446
			134,901

13

			Market
			Value•
		Shares	($000)
Industrials (18.7%)
	Aerospace & Defense (3.6%)
	Precision Castparts Corp.	172,800	25,887
	Rockwell Collins, Inc.	161,132	12,054
*	BE Aerospace, Inc.	164,495	8,177

	Air Freight & Logistics (1.3%)
	Expeditors International of Washington, Inc.	221,860	11,237
	C.H. Robinson Worldwide Inc.	110,955	5,539

	Commercial Services & Supplies (4.8%)
*	FTI Consulting, Inc.	378,200	20,536
	Robert Half International, Inc.	319,395	9,611
*	IHS Inc. Class A	149,020	9,396
*	Corrections Corp. of America	286,815	8,114
*	Stericycle, Inc.	137,120	7,998
*	RSC Holdings Inc.	415,925	6,052

	Construction & Engineering (0.4%)
*	Quanta Services, Inc.	148,795	4,910

	Electrical Equipment (2.8%)
	Ametek, Inc.	275,660	12,956
	Rockwell Automation, Inc.	125,320	8,632
	Roper Industries Inc.	111,070	7,865
*	General Cable Corp.	98,415	7,085

	Industrial Conglomerates (1.6%)
*	McDermott International, Inc.	347,035	21,190

	Machinery (1.6%)
	Harsco Corp.	215,345	13,054
	Oshkosh Truck Corp.	143,875	7,798

	Trading Companies & Distributors (2.6%)
	Fastenal Co.	448,211	19,936
	MSC Industrial Direct Co., Inc. Class A	269,980	13,151
			241,178
Information Technology (25.9%)
	Communications Equipment (2.1%)
*	F5 Networks, Inc.	453,730	16,348
*	Comverse Technology, Inc.	314,230	6,044
*	Riverbed Technology, Inc.	130,215	4,400

	Computers & Peripherals (1.8%)
*	Network Appliance, Inc.	381,540	12,015
	Seagate Technology	231,980	6,458
*	SanDisk Corp.	111,575	4,954

			Market
			Value•
		Shares	($000)
	Electronic Equipment & Instruments (3.7%)
	Jabil Circuit, Inc.	706,415	15,350
*	FLIR Systems, Inc.	213,378	14,806
	Amphenol Corp.	250,495	11,089
*	Trimble Navigation Ltd.	151,530	6,319

	Internet Software & Services (2.3%)
*	j2 Global Communications, Inc.	348,377	11,737
*	VistaPrint Ltd.	231,980	11,035
*	VeriSign, Inc.	222,360	7,580

	IT Services (7.0%)
	Paychex, Inc.	601,427	25,128
*	Cognizant Technology Solutions Corp.	527,260	21,860
*	VeriFone Holdings, Inc.	306,495	15,150
*	Iron Mountain, Inc.	418,950	14,550
	Global Payments Inc.	176,210	8,381
*	Global Cash Access, Inc.	288,205	2,879
*	Gartner, Inc. Class A	116,200	2,545

	Semiconductors & Semiconductor Equipment (4.3%)
*	Silicon Laboratories Inc.	335,665	14,669
	Microchip Technology, Inc.	298,124	9,889
	Maxim Integrated Products, Inc.	261,045	7,077
	National Semiconductor Corp.	260,100	6,539
	Intersil Corp.	208,080	6,313
*	MEMC Electronic Materials, Inc.	83,354	6,103
*	FormFactor Inc.	113,032	4,421

	Software (4.7%)
*	Activision, Inc.	923,434	21,839
*	Autodesk, Inc.	212,960	10,414
	FactSet Research Systems Inc.	139,655	9,848
*	MICROS Systems, Inc.	133,565	9,593
*	Business Objects S.A. ADR	141,065	8,451
			333,784
Materials (2.4%)
	Ecolab, Inc.	303,720	14,326
*	RTI International Metals, Inc.	133,095	10,405
	Airgas, Inc.	130,893	6,606
			31,337
Telecommunication Services (1.4%)
*	American Tower Corp. Class A	279,315	12,340
*^	Clearwire Corp.	276,035	5,667
			18,007

14

		Market
		Value•
	Shares	($000)
Exchange-Traded Fund (0.5%)
[2] ^ Vanguard Mid-Cap ETF	82,700	6,687
Total Common Stocks
(Cost $1,007,612)		1,209,416
Temporary Cash Investments (7.4%)[1]
Money Market Fund (7.1%)
3 Vanguard Market Liquidity Fund, 4.955%	74,488,234	74,488
3 Vanguard Market Liquidity Fund, 4.955%—Note G	16,586,900	16,587
		91,075
	Face
	Amount
	($000)
U.S. Agency Obligation (0.3%)
4 Federal Home Loan Bank
5 4.548%, 2/1/08	4,000	3,954
Total Temporary Cash Investments
(Cost $95,015)		95,029
Total Investments (101.2%)
(Cost $1,102,627)		1,304,445
Other Assets and Liabilities (–1.2%)
Other Assets—Note C		17,999
Liabilities—Note G		(33,747)
		(15,748)
Net Assets (100%)
Applicable to 61,649,785 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,288,697
Net Asset Value Per Share		$20.90

At October 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	1,019,870	$16.54
Undistributed Net Investment Income	1,704.03
Accumulated Net Realized Gains	63,603	1.03
Unrealized Appreciation
Investment Securities	201,818	3.27
Futures Contracts	1,702.03
Net Assets	1,288,697	$20.90

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.1% and 4.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $3,954,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT— Real Estate Investment Trust.

15

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1]	4,262
Interest[1]	3,484
Security Lending	158
Total Income	7,904
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,302
Performance Adjustment	279
The Vanguard Group—Note C
Management and Administrative	2,492
Marketing and Distribution	234
Custodian Fees	8
Auditing Fees	25
Shareholders’ Reports	26
Trustees’ Fees and Expenses	2
Total Expenses	5,368
Expenses Paid Indirectly—Note D	(53)
Net Expenses	5,315
Net Investment Income	2,589
Realized Net Gain (Loss)
Investment Securities Sold[1]	72,276
Futures Contracts	2,188
Realized Net Gain (Loss)	74,464
Change in Unrealized Appreciation (Depreciation)
Investment Securities	149,138
Futures Contracts	765
Change in Unrealized Appreciation (Depreciation)	149,903
Net Increase (Decrease) in Net Assets Resulting from Operations	226,956

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $82,000, $3,277,000, and $0, respectively.

16

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,589	1,799
Realized Net Gain (Loss)	74,464	127,742
Change in Unrealized Appreciation (Depreciation)	149,903	(44,202)
Net Increase (Decrease) in Net Assets Resulting from Operations	226,956	85,339
Distributions
Net Investment Income	(1,834)	(177)
Realized Capital Gain[1]	(111,529)	—
Total Distributions	(113,363)	(177)
Capital Share Transactions—Note H
Issued	526,218	344,941
Issued in Lieu of Cash Distributions	105,477	163
Redeemed	(249,311)	(199,378)
Net Increase (Decrease) from Capital Share Transactions	382,384	145,726
Total Increase (Decrease)	495,977	230,888
Net Assets
Beginning of Period	792,720	561,832
End of Period[2]	1,288,697	792,720

1 Includes fiscal 2007 short-term gain distributions totaling $7,296,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $1,704,000 and $1,244,000.

17

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.12	$16.58	$14.28	$14.22	$10.34
Investment Operations
Net Investment Income (Loss)	.044	.055	.00	(.01)	(.01)
Net Realized and Unrealized Gain (Loss)
on Investments	4.455	2.490	2.30	.07	3.89
Total from Investment Operations	4.499	2.545	2.30	.06	3.88
Distributions
Dividends from Net Investment Income	(.044)	(.005)	—	—	—
Distributions from Realized Capital Gains	(2.675)	—	—	—	—
Total Distributions	(2.719)	(.005)	—	—	—
Net Asset Value, End of Period	$20.90	$19.12	$16.58	$14.28	$14.22

Total Return	26.39%	15.35%	16.11%	0.42%	37.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,289	$793	$562	$442	$247
Ratio of Total Expenses to
Average Net Assets[1]	0.56%	0.50%	0.44%	0.45%	0.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.27%	0.26%	0.01%	(0.05%)	(0.18%)
Portfolio Turnover Rate	70%	159%	80%	102%	106%

1 Includes performance-based investment advisory fee increases (decreases) of 0.03% for 2007, (0.04%) for 2006, (0.09%) for 2005, (0.05%) for 2004, and (0.06%) for 2003.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

B. Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Chartwell Investment Partners is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for William Blair & Company, L.L.C. is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before an increase of $279,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $101,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $52,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $295,000 from undistributed net investment income, and $9,611,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $38,663,000 of ordinary income and $30,339,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $1,103,646,000. Net unrealized appreciation of investment securities for tax purposes was $200,799,000, consisting of unrealized gains of $227,018,000 on securities that had risen in value since their purchase and $26,219,000 in unrealized losses on securities that had fallen in value since their purchase.

20

At October 31, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P MidCap 400 Index	44	20,066	998
E-mini S&P MidCap	136	12,405	269
E-mini NASDAQ 100	224	10,091	435

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2007, the fund purchased $883,881,000 of investment securities and sold $631,924,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $15,809,000, for which the fund received cash collateral of $16,587,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	27,357	18,499
Issued in Lieu of Cash Distributions	6,062	9
Redeemed	(13,225)	(10,943)
Net Increase (Decrease) in Shares Outstanding	20,194	7,565

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $109,841,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,878,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 8.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund[1]
Periods Ended October 31, 2007
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	26.39%	18.51%	13.05%
Returns After Taxes on Distributions	23.61	17.98	11.66
Returns After Taxes on Distributions and Sale of Fund Shares	19.51	16.19	10.93

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 December 31, 1997.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,128.51	$2.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.43	2.80

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.55%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

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are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

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With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122007

Vanguard® International Explorer™ Fund Annual Report

October 31, 2007

>	For the fiscal year ended October 31, 2007, Vanguard International Explorer Fund returned 27.2%, slightly ahead of its benchmark index but behind its peer group.

>	The fund’s greatest gains came from the industrial, financial, and energy sectors, where companies are benefiting from strong growth in emerging markets.

>	International stocks continued to outperform domestic issues over the 12-month period, and the dollar’s ongoing weakness further enhanced offshore gains for U.S. investors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Trustees Approve Advisory Agreement	28
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard International Explorer Fund	VINEX	27.2%
S&P/Citigroup EM EPAC Index[1]		27.0
Average International Small-Cap Fund[2]		33.3

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$21.50	$24.70	$0.580	$1.650

1 Standard & Poor’s/Citigroup Extended Market Europe & Pacific Index.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended October 31, 2007, international stocks continued their ascendancy over domestic issues. For the year, Vanguard International Explorer Fund returned 27.2%—slightly ahead of its benchmark index, but behind its peer group of small-capitalization international funds. The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Most of International Explorer’s gains came from Europe, where the largest portion of its assets is invested, though the fund’s exposure to soaring emerging markets added significantly to its gains. The industrials, financials, and energy sectors were among the fund’s healthiest performers, with oil, gas, and construction and engineering stocks producing strong returns. On the other hand, returns from Japan were poor, in large part because of the weak performance of many Japanese banks.

Please note that at the fiscal year-end, the fund remained closed to new investors. Existing shareholders may continue to make additional purchases.

Stocks rode a bumpy path to impressive results

The turmoil that hit stock markets during the summer arose in the arena of U.S. housing finance. Years of extending home loans to U.S. buyers with weak credit came home to roost, ruffling balance sheets across the United States and Europe, where many financial institutions invested heavily in income-oriented products based on these mortgages. Skittish investors also had to contend with soaring crude oil prices, which touched historic highs at the end of the fiscal year, and a U.S. dollar that dipped to record lows versus other major currencies.

Still, the broad U.S. stock market returned an impressive 15.3%, while gains were significantly larger in Europe and emerging markets, which benefit from a falling dollar. In the United States, large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing the recent months’ reversals of longer-term trends. In most markets around the globe, top performances came from stocks in the energy, materials, and industrials sectors, which have benefited from rapid industrialization in emerging markets economies.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	33.0%	27.4%	26.4%
Russell 1000 Index (Large-caps)	15.0	13.8	14.5
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

Bond investors converged on high-quality issues

As troubles in the subprime credit markets rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

The fund’s return was helped by gains in emerging markets

During the 2007 fiscal year, Vanguard International Explorer Fund benefited from the sound stock selections of its advisor, Schroder Investment Management North

Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.35%	1.71%

Total Returns
Ten Years Ended October 31, 2007
Average
Annual Return
International Explorer Fund	18.5%
S&P/Citigroup EM EPAC Index	12.7
Average International Small-Cap Fund[2]	15.2

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund expense ratio reflects the 12 months ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2 Derived from data provided by Lipper Inc.

America Inc. The advisor’s stock-picking acumen helped to generate a robust return of 27.2% across industry sectors and geographic regions. The advisor seeks small-cap companies that are poised for rapid earnings growth and trade at attractive valuations.

The fund enjoyed notable success in emerging markets, while moderating somewhat its exposure to global weak spots such as Japan. At the end of the fiscal period, the fund was weighted more heavily in Asian emerging markets than the benchmark index. Returns for the region’s emerging markets were stellar. Overall, the Japanese market was the weakest among developed countries, and Japanese banks were among the fund’s poorest performers.

The fund’s focus on small-cap stocks typically produces a portfolio with exposure to an exceptionally wide range of companies, such as Saft Groupe (+67%), a French battery manufacturer; Sika (+54%), the Swiss firm that produces specialty chemicals; and South Korea’s Samsung (+177%). These holdings were mixed in the portfolio with other strongly performing firms, notably banks in emerging Asian countries such as Thailand and Indonesia, and energy firms in the United Kingdom and Europe.

In addition to the firms mentioned above, other major contributors to the fund’s overall return included the Singapore Exchange (+283%) and Hochtief (+114%), an international construction services provider. Major detractors included Saab (–18%) and Transcom WorldWide (–20%), the call-center provider in Europe.

Over the long term, your fund has outperformed

Over the past ten years, your fund has produced an average annual return nearly six percentage points better than that of its primary benchmark, and well above the average return for its peers.

To put that distinction in dollar terms: A hypothetical investment of $25,000 in the fund ten years ago would have grown to $136,973 over the ensuing years. The same investment compounded at the average return among international small-cap funds would have produced $33,637 less.

Schroder’s skill in selecting stocks and markets deserves much of the credit for the fund’s competitive long-term returns. Another factor in the fund’s favor: Vanguard’s traditionally low costs, which allow shareholders to keep more of the fund’s return in their pockets.

International exposure helps to diversify your holdings

As long-term investors know, there is no way to predict what will happen in the stock and bond markets day to day, much less year to year. The best way to approach long-term investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

Because the global economy is increasingly interdependent, what happens in one country or region is likely to influence what occurs elsewhere. In the latter half of 2007, international markets showed that they were not immune from the turmoil that swept through the U.S. markets. Overall, however, international stocks weathered the shock better.

By combining domestic stock funds with international funds, as well as bond and money market funds, you can do much to insulate your portfolio from sometimes unpredictable and capricious markets.

The International Explorer Fund can add diversification to your portfolio and help you move toward your long-term investment goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 16, 2007

Advisor’s Report

Over the 12 months ended October 31, 2007, Vanguard International Explorer Fund returned 27.2%, compared with a 27.0% rise in the S&P/Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

Taking the 12-month period as a whole, smaller companies continued to generate excellent returns and outpace larger-cap benchmarks. The S&P/Citigroup EM EPAC Index rose 27.0%, compared with a 24.9% gain for the MSCI EAFE Index. However, the weakness of the dollar has played a significant role in the absolute returns (smaller companies were up 16.1% in local currencies), and there have been striking performance disparities in the major regions. A good example is Asia, where the returns of smaller Japanese companies fell while the Pacific ex-Japan small-cap index rose over 65% in dollar terms.

In general, it has been a supportive environment for global equity markets. Growth has remained robust, with a slowdown in the United States offset by buoyancy in emerging markets and steady expansion in Europe. Despite commodity price pressures, underlying inflationary pressures have been subdued, and corporate earnings growth and reasonable valuations have allowed equities to shrug off the impact of rising interest rates, notably in Europe.

While smaller companies performed better than their larger peers over the fiscal year as a whole, there was a notable change in the trend in the last three months of the period. Amid the volatility engendered by credit-market issues, there has been a significant reversal of small-cap outperformance in all the major regions. Smaller stocks reacted relatively poorly in the sell-off in July and August, and have lagged in the subsequent bounce as investors have, naturally, sought the perceived safety of larger, more liquid stocks. There has also been a sector factor at play; smaller companies tend to be represented in greater numbers in sectors such as consumer cyclicals and industrials, and less so in more defensive sectors such as utilities and telecommunication services.

Our successes and shortfalls

The index-matching performance of the period masks some big underlying divergences between the fund and the index. The fund’s notable successes were in smaller markets in Asia and in emerging markets, not to mention our sole stock in Canada, which was up over 80% for the year. In Asia, significant contributions came from our construction/infrastructure exposure in Korea, Hong Kong companies directly benefiting from buoyant domestic conditions in China, and overall stock selection in Singapore.

The fund also benefited from our allocation decisions among the major regions, most notably the underweighting in Japan, and from our allocation to higher-growth companies in smaller Asian markets and emerging markets.

Stock selection in Japan and continental Europe hurt the fund’s performance. The main disappointments in Japan stemmed from our choices in consumer cyclicals, notably specialist retailers, and among industrials and information technology stocks. The only consolation has been our underweighting of the financial sector. In Europe, the main shortfalls involve the industrials sector, where larger, more internationally exposed exporters have been favored over smaller and more domestically oriented stocks.

The fund’s positioning

Whatever the full ramifications of the turmoil in the credit markets, there is a risk of declining economic activity in 2008. Although it has been wrong to bet against the resilience of the consumer in the United States and the United Kingdom, a drop in housing prices for the first time since the early 1990s represents a significant new pressure on both economies. The implication is that there will be slower growth, accompanied by further pain in the credit markets that have supported asset prices over recent years.

Such an outcome obviously would have implications for certain stocks and sectors (we remain underweight in consumer cyclicals and financials, for example), but we would point to two countervailing forces that may limit the risks for international equities in the aggregate, and for quality growth equities in particular—namely, a proactive monetary response by central banks and the high level of liquidity in Asia and emerging markets that is in search of investment opportunities. As investors deploy this capital, they are likely to become more choosy in their investment strategies, increasingly focus on quality, and diversify out of the U.S. dollar.

In this environment, we see little reason to change the positioning of the fund. We maintain a focus on visible growth companies offering sustainable and superior returns on investment. In regional terms, the overweighting in smaller, high-growth Asian markets remains supported by strong growth momentum. The pressure for regional asset prices and currencies to rise is intensifying, favoring the Asian consumer and helping to keep inflation under control. We recognize the risks that a slower global economy might have on the region’s export performance, and we remain focused on companies serving burgeoning consumer demand and infrastructure needs.

We continue to be cautious about consumer spending in the United Kingdom. Real estate and consumption cycles look vulnerable, which has been underscored by recent events in the credit markets. The country’s low savings ratio, a trade deficit, sluggish household incomes, and high levels of primarily mortgage debt could not contrast more starkly with the situation in Asia.

The rest of Europe is not affected by the structural issues hampering the United Kingdom, but headwinds are building, given the strength of the Euro and a rise in interest rates of 200 basis points over the last two years. Overall monetary conditions are the tightest they have been for five years. This has already had an impact on the peripheral economies, where real exchange rates have risen strongly. On a more positive note, with recent data on the core economies much more mixed, interest rates should rise no further. We continue to find opportunities among individual stocks.

Such has been the underperformance by Japanese small-caps over the last two years that Japan is now the only country where smaller companies are more cheaply valued than larger ones, and the premium valuation for these stocks compared with those in other regions has practically disappeared. However, we hesitate to change our cautious stance. With the help of a competitive currency and sustained external demand (particularly from emerging markets), Japan’s exporters are doing well, although 2008 is likely to be tougher. However, domestically oriented companies, which form the bulk of the small-cap universe, continue to suffer because of low consumer confidence and stagnant household disposable incomes.

Matthew F. Dobbs, Senior Vice President

Schroder Investment Management

North America Inc.

November 19, 2007

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	225	4,388
Turnover Rate	45%	—
Expense Ratio	0.35%	—
Short-Term Reserves	1.8%	—

Volatility Measures[2]
Fund Versus
Comparative Index[1]
R-Squared	0.94
Beta	1.02

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	11.9%	17.0%
Consumer Staples	4.2	4.5
Energy	6.5	5.6
Financials	19.1	19.2
Health Care	2.9	7.4
Industrials	36.4	20.8
Information Technology	6.5	9.8
Materials	8.4	10.6
Telecommunication Services	0.0	1.3
Utilities	4.1	3.8

Ten Largest Holdings[3] (% of total net assets)

Rheinmetall AG	industrial conglomerate	1.8%
Saft Groupe SA	electrical components and equipment	1.7
Sika Finanz AG (Bearer)	specialty chemicals	1.6
YIT Oyj	construction and engineering	1.6
Niko Resources Ltd.	oil and gas exploration and production	1.6
Swedish Match AB	tobacco	1.5
Samsung Corp.	trading companies and distributors	1.4
MTU Aero Engines Holdings AG	aerospace and defense	1.4
DCC PLC	industrial conglomerate	1.4
Babis Vovos International	real estate management and development	1.3
Top Ten		15.3%

Allocation by Region (% of equity exposure)

1 S&P/Citigroup EM EPAC Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	17.0%	19.6%
Germany	8.6	8.6
Switzerland	6.3	7.2
France	6.1	9.8
Italy	5.3	3.7
Sweden	5.0	2.6
Greece	4.3	1.0
Netherlands	3.2	3.6
Finland	2.1	1.6
Spain	1.9	4.6
Belgium	1.5	1.3
Austria	1.4	0.6
Ireland	1.4	0.9
Other European Markets	0.8	2.9
Subtotal	64.9%	68.0%
Pacific
Japan	14.5%	16.4%
Singapore	3.5	1.3
Australia	2.3	6.5
Hong Kong	1.6	2.0
Other Pacific Markets	0.0	0.2
Subtotal	21.9%	26.4%
Emerging Markets
South Korea	4.3%	4.8%
China	3.6	0.4
Indonesia	2.0	0.0
Other Emerging Markets	1.7	0.4
Subtotal	11.6%	5.6%
North America
Canada	1.6%	0.0%

1 S&P/Citigroup EM EPAC Index.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1997–October 31, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
International Explorer Fund[1]	27.18%	31.14%	18.54%	$136,973
MSCI All Country World Index ex USA	32.97	26.39	10.75	69,404
S&P/Citigroup EM EPAC Index	27.02	30.17	12.70	82,609
Average International Small-Cap Fund[2]	33.32	30.64	15.25	103,336

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Explorer Fund[1]	11/4/1996	24.42%	30.18%	17.43%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.0%)
Australia (2.3%)
Just Group Ltd.	3,254,735	17,263
Sonic Healthcare Ltd.	820,379	13,230
James Hardie Industries NV	1,844,838	11,232
Computershare Ltd.	1,200,000	9,676
^ Iluka Resources Ltd.	2,300,000	9,412
Transurban Group	1,000,000	6,807
Lion Nathan Ltd.	730,706	6,355
		73,975
Austria (1.4%)
* Austriamicrosystems AG	270,000	14,678
Mayr-Melnhof Karton AG	100,000	11,917
Schoeller-Bleckmann Oilfield Equipment AG	98,715	10,055
*^ Kapsch TrafficCom AG	160,000	8,459
		45,109
Belgium (1.5%)
Compagnie Nationale a Portefeuille	255,000	18,328
Sofina SA	130,000	15,845
Fluxys D Shares	4,000	14,791
		48,964
Brazil (0.2%)
Lojas Americanas SA Pfd.	500,000	5,819

Canada (1.5%)
Niko Resources Ltd.	451,178	50,532

China (3.5%)
*^ China Everbright Ltd.	5,540,000	24,917
* China Eastern Airlines Corp. Ltd.	20,020,000	21,790
Shenzhen Expressway Co. Ltd.	19,400,000	20,170
China Resources Land Ltd.	5,412,000	13,692

			Market
			Value•
		Shares	($000)
	Jiangsu Expressway Co. Ltd.H Shares	11,000,000	12,726
*^	China Foods Ltd.	10,414,000	7,968
*	KWG Property Holding, Ltd.	3,731,000	7,028
^	The Guangshen Railway Co., Ltd.	6,800,000	5,805
			114,096
	Denmark (0.2%)
^	Trygvesta A/S	100,000	7,966

	Finland (2.1%)
	YIT Oyj	1,650,000	51,050
^	F-Secure Oyj	2,600,000	10,221
	Cargotec Corp.	63,520	3,940
	Teleste Oyj	200,000	2,687
			67,898
	France (6.0%)
[1] ^	Saft Groupe SA	1,150,000	56,702
	Nexity	550,000	36,716
^	Groupe Bourbon SA	500,021	35,435
*^	Alten	500,000	19,791
	Cegereal	221,305	10,844
^	Altamir Amboise	529,598	8,268
*^	Store Promesses	359,476	7,353
	Virbac SA	65,865	6,281
	Les Nouveaux Constructeurs SA	226,779	5,191
*	Carrere Group	240,000	5,148
	Sword Group	32,995	1,844
*	Altamir Aboise Call Warrants Exp. 9/19/08	494,155	222
			193,795
	Germany (8.4%)
^	Rheinmetall AG	650,000	58,007
	MTU Aero Engines Holdings AG	748,685	45,655
	Aareal Bank AG	800,000	41,459

			Market
			Value•
		Shares	($000)
	Demag Cranes AG NPV Registered	600,000	34,593
	IDS Scheer AG	900,000	21,818
	Bilfinger Berger AG	215,000	19,171
	Grenkeleasing AG	412,300	17,801
*	Thielert AG	500,000	12,770
*	Steico AG	351,482	8,503
	Interhyp AG	65,000	5,632
1	cash.life AG	428,000	5,433
	HCI Capital AG	96,630	2,135
			272,977
Greece (4.2%)
*	Babis Vovos International	1,300,000	43,619
	Postal Savings Bank	1,500,000	30,757
*	Symrise AG	1,000,000	29,788
	Fourlis SA	650,000	26,205
*	Jumbo SA	181,509	6,586
			136,955
Hong Kong (1.5%)
	Hopewell Holdings Ltd.	4,398,000	22,789
	Dah Sing Financial Group	1,206,400	11,481
	CNPC Hong Kong Limited	10,690,000	8,717
	Hong Kong Aircraft & Engineering Co., Ltd.	275,200	6,996
			49,983
India (0.4%)
	Infrastructure Development Finance Co Ltd.
*	Warrants Exp. 01/20/10	2,500,000	12,287

Indonesia (1.9%)
	PT Bank Central Asia Tbk	47,924,500	38,933
	PT Bank Rakyat Indonesia Tbk	27,000,000	23,314
			62,247
Ireland (1.4%)
	DCC PLC	1,620,000	44,593

Italy (5.2%)
	ACEA SpA	2,000,000	39,716
^	Compagnie Industriali Riunite SpA	9,500,000	39,470
	Azimut Holding SpA	2,250,000	38,796
^	Italmobiliare SpA	170,000	20,937
	Antichi Pellettieri SpA	1,200,000	16,531
	Italmobiliare SpA Non-Convertible Risp.	165,000	13,855
			169,305
Japan (14.3%)
	Obic Co., Ltd.	68,200	13,699
^	Chugoku Marine Paints, Ltd.	997,000	13,545
	Exedy Corp.	396,400	13,065
^	Union Tool Co.	343,200	12,768

			Market
			Value•
		Shares	($000)
	Tsuruha Holdings, Inc.	348,700	12,048
^	Sato Corp.	617,300	11,971
	Nissan Chemical Industries, Ltd.	869,000	11,949
^	MISUMI Group Inc.	686,600	11,619
	Aica Kogyo Co., Ltd.	1,118,100	11,443
^	Sysmex Corp.	267,400	10,953
^	Sumida Corp.	628,700	10,756
^	Musashi Seimitsu Industry Co., Ltd.	329,700	10,635
^	Nichicon Corp.	885,100	10,560
	Nifco Inc.	442,100	10,344
	The Tokyo Tomin Bank, Ltd.	310,300	10,328
^	Amano Corp.	812,200	10,183
^	OSG Corp.	790,000	9,994
	KOA Corp.	920,700	9,620
	Tsumura & Co.	525,400	9,388
	Ushio Inc.	450,600	9,300
	Tokyo Ohka Kogyo Co., Ltd.	442,200	9,102
	Nippon Sanso Corp.	1,015,000	9,017
	Japan Aviation Electronics Industry, Ltd.	579,000	8,932
^	Kissei Pharmaceutical Co.	470,000	8,585
	Dowa Mining Co., Ltd.	731,000	8,564
^	Inaba Denki Sangyo Co., Ltd.	227,500	8,481
^	JSP Corp.	757,900	8,420
	Lintec Corp.	420,700	8,251
	Nitta Corp.	374,200	8,011
	Nishimatsuya Chain Co., Ltd.	578,000	7,794
	NAFCO Co., Ltd.	369,400	7,706
^	Arisawa Manufacturing Co., Ltd.	744,600	7,489
*	Daihatsu Deisel MFG, Co., Ltd.	402,000	7,259
^	Furukawa-Sky Aluminum Corp.	2,213,000	7,165
^	Trusco Nakayama Corp.	484,900	7,131
	H.I.S Co., Ltd.	373,000	7,088
	Shinmaywa Industries, Ltd.	1,503,000	7,056
	Nippon Thompson Co., Ltd.	816,000	6,908
	The Hiroshima Bank, Ltd.	1,205,000	6,547
	Chiyoda Co., Ltd.	416,500	6,178
	Sumitomo Osaka Cement Co., Ltd.	2,303,000	5,772
	Tsutsumi Jewerly Co., Ltd.	251,300	5,497
	Koito Manufacturing Co., Ltd.	387,000	5,385
	Ryosan Co., Ltd.	208,800	5,205
^	Daido Steel Co., Ltd.	756,000	5,159
	ARCS Co. Ltd.	295,000	4,406
*^	Honeys Co., Ltd.	150,100	4,321
	ICOM Inc.	160,700	4,204

			Market
			Value•
		Shares	($000)
	Nissin Healthcare Food
	Service Co. Ltd.	326,500	3,996
^	ALPHA Corp.	201,000	3,980
^	Sanie-International Co., Ltd.	171,200	3,535
^	Nidec Copal Corp.	253,000	3,156
^	eAccess Ltd.	4,840	3,068
	Kureha Chemical
	Industry Co.	652,000	2,985
	Nishio Rent All Co. Ltd.	187,000	2,779
	Fujikura Kasei Co., Ltd.	295,800	2,694
	Nagase & Co., Ltd.	235,000	2,628
	DC Co., Ltd.	519,000	2,617
	Bank of Okinawa, Ltd	75,800	2,614
^	The Minato Bank, Ltd.	1,109,000	2,529
	AUCNET Inc.	120,000	2,487
*	INTELLIGENCE, Ltd.	704	1,616
*	Dowa Mining Co., Ltd.
	Rights Exp. 1/29/10	2,300,000	1,328
	Hard Off Corp. Co., Ltd.	209,000	1,076
	Thine Electronics Inc.	600	722
			463,611
Netherlands (3.1%)
	Fugro NV	392,000	34,457
	Koninklijke Ten Cate NV	574,219	23,588
*	Smartrac NV	303,845	19,054
	Macintosh Retail Group NV	332,201	11,137
	Arcadis NV	123,000	10,031
	Eriks Group NV	50,000	4,174
			102,441
Norway (0.6%)
*	Stepstone ASA	3,500,000	18,528

Philippines (0.2%)
	Aboitiz Equity
	Ventures Inc.	45,000,000	7,618

Singapore (3.4%)
^	Yanlord Land Group Ltd.	8,555,000	23,334
	ComfortDelGro Corp. Ltd.	15,318,000	20,573
	Singapore Exchange Ltd.	1,769,000	19,384
	Sembcorp Industries Ltd.	4,375,000	18,071
	SMRT Corp. Ltd.	13,388,000	16,421
	Suntec REIT	10,421,000	13,135
			110,918
South Korea (4.2%)
	Samsung Corp.	503,069	46,558
	Kumkang Korea
	Chemical Co., Ltd.	48,060	35,577
	Hite Brewery Co., Ltd.	160,600	24,050
	Yuhan Corp.	57,839	12,378
	Daegu Bank	624,290	11,065
*	CJ CheilJedang Corp.	19,035	6,308
			135,936

			Market
			Value•
		Shares	($000)
Spain (1.9%)
^	Red Electrica de
	Espana SA	750,000	42,165
	Enagas SA	700,000	19,900
			62,065
Sweden (4.9%)
	Swedish Match AB	2,150,000	48,180
	Saab AB	1,425,000	32,418
	Oriflame Cosmetics SA	390,000	23,626
*^	Transcom WorldWide SA	2,700,000	22,575
	Munters AB	1,900,000	22,560
^	D. Carnegie & Co. AB	520,000	11,544
			160,903
Switzerland (6.2%)
	Sika Finanz AG (Bearer)	26,000	51,551
	Helvetia Patria Holding AG	90,000	32,712
	BKW FMB Energie AG	250,000	30,077
	Bank Sarasin & Cie AG	3,912	18,492
	Geberit AG	130,000	17,584
	Schweizerhall Holding AG	98,825	17,333
	Jelmoli Holding AG	4,800	12,546
	Kuoni Reisen Holding AG
	(Registered)	19,748	9,887
	Mobilezone Holding AG	1,300,000	8,673
*	Arpida Ltd.	91,953	1,975
			200,830
Taiwan (0.3%)
2	Catcher Technology
	Warrants Exp. 11/29/10	1,636,789	11,227

Thailand (0.5%)
	Bank of Ayudhya PLC
	(Foreign) 17,708,100		15,341

United Kingdom (16.7%)
	Babcock International
	Group PLC	2,928,840	35,814
	WS Atkins PLC	1,200,000	30,337
	SIG PLC	1,300,000	28,754
	Carillion PLC	3,000,000	25,514
	Findel PLC	1,600,000	23,691
	Meggitt PLC	3,111,964	22,159
	J.D. Wetherspoon PLC	1,775,000	20,090
*	Imperial Energy Corp. PLC	670,000	19,228
	Inchcape PLC	1,860,000	18,274
	Balfour Beatty PLC	1,700,000	17,609
	Amec PLC	1,000,000	17,425
	Alfred McAlpine Group PLC	1,398,635	16,323
	The Go-Ahead Group PLC	280,000	15,754
	Forth Ports PLC	380,000	14,619
	Speedy Hire PLC	640,000	14,535
	National Express Group PLC	500,000	13,752
*	Premier Oil PLC	481,503	12,454

			Market
			Value•
		Shares	($000)
	William Hill PLC	900,000	11,625
	Quintain Estates &
	Development PLC	900,000	11,548
	Headlam Group PLC	900,000	10,480
	John Wood Group PLC	1,200,000	10,458
	Shaftesbury PLC	850,000	9,980
	Venture Production PLC	600,000	9,925
	Ultra Electronics
	Holdings PLC	375,000	9,784
	Whatman PLC	2,201,504	9,746
*	Invensys PLC	1,350,000	9,216
*	Leo Capital PLC	6,150,108	9,092
	Chrysalis Group PLC	3,500,000	8,108
	Intermediate Capital
	Group PLC	225,000	7,783
	BPP Holdings PLC	600,000	7,620
	Homeserve PLC	200,000	7,514
	The Future Network PLC	7,200,000	7,010
	Derwent London PLC	200,000	6,944
*	AEA Technology PLC	2,559,950	6,303
*	CSR PLC	450,000	6,069
	Nestor Healthcare
	Group PLC	3,020,445	5,941
	Alexon Group PLC	1,700,000	5,823
	Goldshield Group PLC	1,050,601	5,767
	RM PLC	1,000,000	4,248
	Eco Animal Health
	Group PLC	1,112,700	4,207
	Paragon Group Cos. PLC	700,000	3,468
*	Stagecoach Group PLC–
	B Shares	2,000,000	2,620
*	I-Mate PLC	2,100,000	2,214
*	Concateno PLC	769,231	2,197
	Devro PLC	638,646	1,194
	Carter & Carter Group PLC	129,770	223
	Erinaceous Group PLC	252,920	129
*	Pinnacle Staffing
	Group PLC	723,983	72
			543,640
Total Common Stocks
(Cost $2,177,384)			3,189,559

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (6.2%)
3 Vanguard Market Liquidity Fund, 4.955%	57,128,309	57,128
3 Vanguard Market Liquidity Fund, 4.955%—Note G	143,885,310	143,885
Total Temporary Cash Investments
(Cost $201,013)		201,013
Total Investments (104.2%)
(Cost $2,378,397)		3,390,572
Other Assets and Liabilities (–4.2%)
Other Assets—Note C		27,437
Security Lending Collateral
Payable to Brokers—Note G		(143,885)
Other Liabilities		(21,720)
		(138,168)
Net Assets (100%)
Applicable to 131,675,444 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,252,404
Net Asset Value Per Share		$24.70

At October 31, 2007, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,833,099	$13.92
Undistributed Net Investment Income	33,506.25
Accumulated Net Realized Gains	373,500	2.84
Unrealized Appreciation
Investment Securities	1,012,175	7.69
Foreign Currencies	124	—
Net Assets	3,252,404	$24.70

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the value of this security represented 0.3% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1]	64,256
Interest[2]	4,521
Security Lending	3,459
Total Income	72,236
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,699
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	3,429
Marketing and Distribution	450
Custodian Fees	1,242
Auditing Fees	27
Shareholders’ Reports	36
Trustees’ Fees and Expenses	4
Total Expenses	10,887
Expenses Paid Indirectly—Note D	(55)
Net Expenses	10,832
Net Investment Income	61,404
Realized Net Gain (Loss)
Investment Securities Sold	407,600
Foreign Currencies	(658)
Realized Net Gain (Loss)	406,942
Change in Unrealized Appreciation (Depreciation)
Investment Securities	246,881
Foreign Currencies	128
Change in Unrealized Appreciation (Depreciation)	247,009
Net Increase (Decrease) in Net Assets Resulting from Operations	715,355

1 Dividends are net of foreign withholding taxes of $4,457,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,504,000, $4,521,000, and $1,343,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,404	63,890
Realized Net Gain (Loss)	406,942	223,249
Change in Unrealized Appreciation (Depreciation)	247,009	360,364
Net Increase (Decrease) in Net Assets Resulting from Operations	715,355	647,503
Distributions
Net Investment Income	(71,880)	(46,929)
Realized Capital Gain[1]	(204,486)	(158,384)
Total Distributions	(276,366)	(205,313)
Capital Share Transactions—Note H
Issued	336,342	274,427
Issued in Lieu of Cash Distributions	243,650	181,737
Redeemed[2]	(434,727)	(360,598)
Net Increase (Decrease) from Capital Share Transactions	145,265	95,566
Total Increase (Decrease)	584,254	537,756
Net Assets
Beginning of Period	2,668,150	2,130,394
End of Period[3]	3,252,404	2,668,150

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $3,098,000 and $45,755,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $71,000 and $96,000.

3 Net Assets—End of Period includes undistributed net investment income of $33,506,000 and $49,835,000.

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.50	$17.99	$14.64	$11.89	$8.11
Investment Operations
Net Investment Income	.48	.52	.37	.273[1]	.14[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.95	4.74	3.51	2.544	3.70
Total from Investment Operations	5.43	5.26	3.88	2.817	3.84
Distributions
Dividends from Net Investment Income	(.58)	(.40)	(.24)	(.067)	(.06)
Distributions from Realized Capital Gains	(1.65)	(1.35)	(.29)	—	—
Total Distributions	(2.23)	(1.75)	(.53)	(.067)	(.06)
Net Asset Value, End of Period	$24.70	$21.50	$17.99	$14.64	$11.89

Total Return[2]	27.18%	31.31%	27.04%	23.79%	47.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,252	$2,668	$2,130	$1,577	$420
Ratio of Expenses to Average Net Assets[3]	0.35%	0.44%	0.50%	0.57%	0.73%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.56%	2.17%	1.96%	1.52%
Portfolio Turnover Rate	45%	32%	38%	21%	60%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.02%, 0.00% , and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the year ended October 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $264,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $51,000 and custodian fees by $4,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2007, the fund realized net foreign currency losses of $658,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2007, the fund realized gains on sales of “passive foreign investment companies” of $1,286,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2007, was $35,382,000, of which $17,388,000 has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,481,000 from undistributed net investment income, and $32,597,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $108,156,000 of ordinary income and $337,230,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $2,413,779,000. Net unrealized appreciation of investment securities for tax purposes was $976,793,000, consisting of unrealized gains of $1,076,815,000 on securities that had risen in value since their purchase and $100,022,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2007, the fund purchased $1,344,085,000 of investment securities and sold $1,387,903,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $136,380,000, for which the fund received cash collateral of $143,885,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	14,921	13,898
Issued in Lieu of Cash Distributions	11,691	10,250
Redeemed	(19,063)	(18,420)
Net Increase (Decrease) in Shares Outstanding	7,549	5,728

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2006		Proceeds from		Oct. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
cash.life AG	NA1	2,763	170	300	5,433
Saft Groupe SA	NA1	12,921	7,179	1,204	56,702
				1,504	62,135

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

1 At October 31, 2006, the issuer was not an affiliated company of the fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $230,801,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $36,501,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $68,837,000 and foreign taxes paid of $4,581,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund[1]
Periods Ended October 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.18%	31.14%	18.54%
Returns After Taxes on Distributions	25.09	29.95	16.15
Returns After Taxes on Distributions and Sale of Fund Shares	19.32	27.47	15.15

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,057.36	$1.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreement with Schroder Investment Management North America Inc. and a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisor and the sub-advisor (collectively, Schroder) was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Schroder’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firm. The board noted that Schroder has a long history as a successful manager. Schroder’s parent company, Schroders plc, has existed for more than 200 years and has investment-management experience dating to 1926. The fund is managed by an experienced five-member team—the Schroder International Smallcap Investment Committee—led, since 2000, by Matthew Dobbs. Mr. Dobbs has been with Schroder since 1981. The advisor continues to employ a sound process, selecting attractive small-cap growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists.

The board concluded that Schroder’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the performance results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Schroder in determining whether to approve the advisory fee, because Schroder is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Explorer, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122007

Vanguard® High Dividend Yield Index Fund Annual Report

October 31, 2007

>

From their respective inception dates (November 16, 2006, and November 10, 2006) through October 31, 2007, Vanguard High Dividend Yield Index Fund’s Investor Shares returned 10.2% and the fund’s ETF Shares returned 11.3%. Both share classes succeeded in capturing the majority of the return of the benchmark, FTSE High Dividend Yield Index.

>	Despite some rough patches, the broad stock market posted solid results for the period. In a reversal from recent trends, growth stocks outpaced their value-oriented counterparts.

>

The fund’s energy holdings made the largest contribution to returns; industrials and consumer staples also produced outsized contributions. The beleaguered financials sector’s weak showing erased some of the fund’s return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	9
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
		Total Returns
		Since
	Ticker	Share-Class
	Symbol	Inception
Vanguard High Dividend Yield Index Fund
Investor Shares (Inception 11/16/2006)	VHDYX	10.2%
FTSE High Dividend Yield Index		10.5
Average Large-Cap Value Fund[1]		10.6

Vanguard High Dividend Yield Index Fund
ETF Shares[2] (Inception 11/10/2006)	VYM
Net Asset Value		11.3%
Market Price		11.0
FTSE High Dividend Yield Index		11.4
Average Large-Cap Value Fund[1]		11.6

Your Fund’s Performance at a Glance
Inception Through October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$20.00[3]	$21.61	$0.409	$0.000
ETF Shares	50.04[4]	54.55	1.085	0.000

1 Derived from data provided by Lipper Inc.

2 ETF shares are traded on the American Stock Exchange and are available only through brokers. The table shows ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

3 At inception; November 16, 2006.

4 At inception; November 10, 2006.

1

Chairman’s Letter

Dear Shareholder,

From their inception on November 16, 2006, through October 31, 2007, the Investor Shares of Vanguard High Dividend Yield Index Fund gained 10.2%, while the ETF Shares gained 11.3% since their inception on November 10, 2006. Both share classes achieved their goal of closely tracking the performance of the FTSE High Dividend Yield Index. The Investor Shares and ETF Shares came up a bit short versus the return of the average large-cap value fund.

The fund’s dividend yield was considerably higher than the average in the U.S. large-cap equity market. As of October 31, the yield for Investor Shares stood at 2.65%, compared with 1.83% for the S&P 500 Index.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil

2

prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

Still, the broad U.S. stock market returned an impressive 15.3% during the 12-month period ended October 31 (which includes about two weeks prior to your fund’s inception in November 2006). Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by European and Pacific regionstocks (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit markets rippled across the financial markets, bond investors sought the relative safety of U.S.Treasury bonds. This “flight to quality”drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

3

bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the 12 months ended October 31, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Fund’s gains hinged on strength in dividend-rich sectors

The fund seeks to closely track the performance of the FTSE High Dividend Yield Index, a custom benchmark of U.S. stocks whose yields are substantially higher than the market average. This approach can produce sector weightings that vary substantially from those in the broad market. For example, the fund holds a very heavy weighting in financials stocks, while it holds virtually nothing in the information technology sector.

During the fund’s first fiscal year, the energy, industrials, and consumer staples sectors were the largest contributors to its result. Together, they accounted for about 7 percentage points of the return. Energy stocks, of course, benefited from the continued high prices of crude oil—which reached record per-barrel prices toward the end of the period—and its many byproducts. Industrials stocks profited from strong demand for farm and industrial machinery in emerging and developed markets. The consumer staples sector was boosted by the solid returns of several of the index’s beverage and tobacco companies, which are typically among the most generous dividend payers. Smaller sectors, including telecommunication services, materials, and utilities, also provided meaningful contributions.

The biggest disappointment came from financials, the fund’s largest sector at roughly 27% of assets on average during the period. This sector was hit hard and often by the repercussions of problems in the subprime lending market and the consequent tightening of credit standards for individual and business borrowers. The fallout affected not only large commercial banks but also smaller regional banks and thrifts. Collectively, the sector’s holdings shaved more than 1.5 percentage points from the fund’s return.

Don’t let unpredictable markets throw your plan off course

One of the great—and frustrating—things about the stock market is that no one can accurately predict its future direction. Even more vexing perhaps is the fact that past performance isn’t of much value in foretelling the future. So what should prudent investors do?

A hallmark of successful long-term investors is that they don’t get wrapped up in today’s headlines and media hype, performance-chasing, or attempts to predict what tomorrow’s “hot” stocks will

4

be. Rather, these investors select carefully considered, balanced portfolios of stock, bond, and money market funds that are appropriate for their unique risk tolerance, circumstances, and goals. Once they have selected such a portfolio, they steadfastly resist the urge to make changes in the face of short-term volatility, regardless of market conditions.

As one part of a well-rounded stock portfolio, the High Dividend Yield Index Fund offers the proven benefits of indexing at a very low cost. The fund can help you gain exposure to a dynamic part of the U.S. stock market and help you toward your investing goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2007

Vanguard High Dividend Yield ETF
Premium/Discount: November 10, 2006[1] – October 31, 2007

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	104	42.45%	126	51.42%
25–49.9	9	3.67	2	0.82
50–74.9	2	0.82	0	0.00
75–100.0	1	0.41	0	0.00
>100.0	1	0.41	0	0.00
Total	117	47.76%	128	52.24%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

5

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	501	500	4,870
Median Market Cap	$115.6B	$115.6B	$36.8B
Price/Earnings Ratio	15.0x	14.9x	18.2x
Price/Book Ratio	2.6x	2.6x	2.9x
Yield		3.0%	1.7%
Investor Shares	2.7%
ETF Shares	2.8%
Return on Equity	21.5%	21.5%	18.9%
Earnings Growth Rate	17.1%	17.0%	21.3%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio		—	—
Investor Shares	0.40%[3]
ETF Shares	0.25%[3]
Short-Term Reserves	–0.1%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.0%	6.1%	10.1%
Consumer Staples	13.4	13.3	8.3
Energy	13.0	13.0	11.3
Financials	23.6	23.7	19.3
Health Care	11.4	11.4	11.7
Industrials	12.6	12.6	11.7
Information Technology	0.6	0.6	16.7
Materials	5.1	5.1	3.9
Telecommunication Services	6.2	6.2	3.4
Utilities	8.1	8.0	3.6

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	7.6%
General Electric Co.	industrial conglomerates	6.3
AT&T Inc.	integrated telecommunication services	3.8
The Procter & Gamble Co.	household products	3.2
Bank of America Corp.	diversified financial services	3.2
Citigroup, Inc.	diversified financial services	3.1
Chevron Corp.	integrated oil and gas	2.9
Johnson & Johnson	pharmaceuticals	2.8
Pfizer Inc.	pharmaceuticals	2.5
JPMorgan Chase & Co.	diversified financial services	2.4
Top Ten		37.8%

Investment Focus

1 FTSE High Dividend Yield Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 25 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006–October 31, 2007

Initial Investment of $10,000

	Total Returns: Period	Final Value
	Ended October 31, 2007	of a $10,000
	Since Inception[1]	Investment
High Dividend Yield Index Fund Investor Shares[2]	10.16%	$11,016
Dow Jones Wilshire 5000 Index	12.98	11,298
FTSE High Dividend Yield Index	10.48	11,048
Average Large-Cap Value Fund[3]	10.64	11,064

		Final Value
	Since	of a $10,000
	Inception[1]	Investment
High Dividend Yield ETF Shares Net Asset Value	11.26%	$11,126
Dow Jones Wilshire 5000 Index	14.79	11,479
FTSE High Dividend Yield Index	11.41	11,141

Cumulative Returns of ETF Shares: November 10, 2006–October 31, 2007
Cumulative
Since Inception[1]
High Dividend Yield ETF Shares Market Price	10.96%
High Dividend Yield ETF Shares Net Asset Value	11.26
FTSE High Dividend Yield Index	11.41

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: November 16, 2006, for Investor Shares and November 10, 2006, for ETF Shares.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

7

Total Returns (%): November 16, 2006–October 31, 2007

Total Returns: Period Ended September 30, 2007

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
High Dividend Yield Index Fund
Investor Shares[2]	11/16/2006	10.11%
ETF Shares	11/10/2006
Market Price		11.13
Net Asset Value		11.16

1 Since the Investor Shares’ inception on November 16, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

8

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (6.0%)
	McDonald’s Corp.	32,375	1,933
	Home Depot, Inc.	42,914	1,352
	Carnival Corp.	12,729	611
	General Motors Corp.	15,326	601
	CBS Corp.	18,249	524
	Clear Channel
	Communications, Inc.	13,499	510
*	Ford Motor Co.	55,394	491
	Harrah’s Entertainment, Inc.	5,079	448
	Fortune Brands, Inc.	4,157	348
	VF Corp.	3,051	266
	Limited Brands, Inc.	10,995	242
	Mattel, Inc.	10,890	227
	Eastman Kodak Co.	7,911	227
	Genuine Parts Co.	4,618	227
	Newell Rubbermaid, Inc.	7,625	222
	H & R Block, Inc.	8,786	192
	Gannett Co., Inc.	4,316	183
	Whirlpool Corp.	2,130	169
	Black & Decker Corp.	1,810	163
	Autoliv, Inc.	2,173	137
	Hasbro, Inc.	4,526	135
	The Stanley Works	2,226	128
	D. R. Horton, Inc.	8,858	112
	Tribune Co.	3,333	101
	Leggett & Platt, Inc.	4,923	96
	Gentex Corp.	4,063	84
	Regal Entertainment Group
	Class A	3,672	83
	Dow Jones & Co., Inc.	1,372	82
	Snap-On Inc.	1,643	82
*	Lear Corp.	2,093	74
	KB Home	2,600	72
	Tupperware Brands Corp.	1,774	64
	Polaris Industries, Inc.	1,040	51
	Belo Corp. Class A	2,494	46
	Cooper Tire & Rubber Co.	1,787	40

			Market
			Value•
		Shares	($000)
	Callaway Golf Co.	2,177	38
	New York Times Co. Class A	1,833	36
	IHOP Corp.	531	34
	ArvinMeritor, Inc.	2,059	31
	American Axle & Manufacturing Holdings, Inc.	1,092	30
	Ethan Allen Interiors, Inc.	874	27
	The Pep Boys
	(Manny, Moe & Jack)	1,723	25
	Cato Corp. Class A	1,100	22
	Modine Manufacturing Co.	925	22
	Entercom
	Communications Corp.	1,105	20
*	Pre-Paid Legal Services, Inc.	337	20
	Asbury Automotive Group, Inc.	1,066	20
	Superior Industries
	International, Inc.	936	19
	Blyth, Inc.	978	19
	Triarc Cos., Inc. Class B	1,537	17
*	Pier 1 Imports Inc.	3,256	17
	Sauer-Danfoss, Inc.	581	15
	Journal Communications, Inc.	1,683	15
	Kimball International, Inc.
	Class B	1,099	15
	Monaco Coach Corp.	1,173	14
	Sinclair Broadcast Group, Inc.	1,126	14
	Skyline Corp.	366	13
	Kenneth Cole Productions, Inc.	562	10
	Lee Enterprises, Inc.	649	10
	Furniture Brands
	International Inc.	722	9
	Media General, Inc. Class A	310	9
	Kellwood Co.	407	7
	Carmike Cinemas, Inc.	363	6
	Warner Music Group Corp.	544	6
	La-Z-Boy Inc.	696	5
	Citadel Broadcasting Corp.	1,205	5
	Talbots Inc.	313	5
	Lithia Motors, Inc.	217	4

9

			Market
			Value•
		Shares	($000)
	Tuesday Morning Corp.	448	3
	Nautilus Inc.	450	3
*	Sun-Times Media Group, Inc.	665	1
			10,889
Consumer Staples (13.4%)
	The Procter & Gamble Co.	84,435	5,870
	Altria Group, Inc.	56,737	4,138
	The Coca-Cola Co.	62,752	3,876
	Kraft Foods Inc.	42,810	1,430
	Colgate-Palmolive Co.	13,957	1,064
	Anheuser-Busch Cos., Inc.	20,321	1,042
	Kimberly-Clark Corp.	11,581	821
	Sysco Corp.	16,945	581
	General Mills, Inc.	8,957	517
	Avon Products, Inc.	11,776	483
	Kellogg Co.	8,158	431
	H.J. Heinz Co.	8,832	413
	Reynolds American Inc.	5,986	386
	Sara Lee Corp.	19,905	329
	ConAgra Foods, Inc.	13,436	319
	Campbell Soup Co.	7,928	293
	Wm. Wrigley Jr. Co.	4,481	276
	The Clorox Co.	4,098	256
	Carolina Group	2,948	253
	UST, Inc.	4,332	231
	SuperValu Inc.	5,800	225
	Molson Coors Brewing Co. Class B	3,907	224
	The Hershey Co.	4,603	198
	McCormick & Co., Inc.	3,180	111
	PepsiAmericas, Inc.	2,734	98
	J.M. Smucker Co.	1,587	85
	Alberto-Culver Co.	2,649	69
	Universal Corp. (VA)	751	37
	Lancaster Colony Corp.	758	30
*	Chiquita Brands
	International, Inc.	1,439	27
	Nu Skin Enterprises, Inc.	1,468	25
	WD-40 Co.	575	23
	Lance, Inc.	969	21
	Reddy Ice Holdings, Inc.	678	19
	Weis Markets, Inc.	408	18
	Vector Group Ltd.	813	18
	Nash-Finch Co.	409	15
	Alico, Inc.	243	12
	Farmer Brothers, Inc.	319	8
			24,272
Energy (13.0%)
	ExxonMobil Corp.	150,285	13,825
	Chevron Corp.	57,763	5,286
	ConocoPhillips Co.	44,665	3,795
	Spectra Energy Corp.	16,965	441
	Teekay Shipping Corp.	1,518	85
	Ship Finance International Ltd.	1,593	44
	Crosstex Energy, Inc.	1,042	38
	Tsakos Energy Navigation Ltd.	455	32

		Market
		Value•
	Shares	($000)
Nordic American Tanker
Shipping Ltd.	815	32
General Maritime Corp.	742	21
Knightsbridge Tankers Ltd.	528	13
		23,612
Financials (23.7%)
Capital Markets (1.3%)
Bank of New York Mellon Corp.	30,485	1,489
American Capital Strategies, Ltd.	5,097	221
Nuveen Investments, Inc. Class A	2,204	143
^Allied Capital Corp.	4,263	126
Federated Investors, Inc.	2,179	94
Waddell & Reed Financial, Inc.	2,280	76
Apollo Investment Corp.	3,407	71
MCG Capital Corp.	2,039	29
W.P. Stewart & Co., Ltd.	663	4

Commercial Banks (7.9%)
Wells Fargo & Co.	90,757	3,087
Wachovia Corp.	53,887	2,464
U.S. Bancorp	47,278	1,568
SunTrust Banks, Inc.	9,481	688
PNC Financial Services Group	9,308	672
BB&T Corp.	15,069	557
Regions Financial Corp.	16,062	436
Fifth Third Bancorp	11,712	366
National City Corp.	13,826	335
Marshall & Ilsley Corp.	7,111	304
M & T Bank Corp.	2,975	296
Synovus Financial Corp.	9,039	238
KeyCorp	7,827	223
Huntington Bancshares Inc.	10,151	182
Comerica, Inc.	2,437	114
Associated Banc-Corp.	3,595	104
First Horizon National Corp.	3,608	94
Zions Bancorp	1,590	94
City National Corp.	1,352	91
Cullen/Frost Bankers, Inc.	1,661	88
Popular, Inc.	7,964	84
TCF Financial Corp.	3,624	83
UnionBanCal Corp.	1,519	82
Bank of Hawaii Corp.	1,406	75
Wilmington Trust Corp.	1,864	68
Valley National Bancorp	3,287	67
Fulton Financial Corp.	5,066	66
BancorpSouth, Inc.	2,416	59
Webster Financial Corp.	1,509	55
Chittenden Corp.	1,379	49
First Midwest Bancorp, Inc.	1,446	49
Whitney Holdings Corp.	1,859	48
FirstMerit Corp.	2,246	48
Trustmark Corp.	1,723	47

10

		Market
		Value•
	Shares	($000)
Alabama National BanCorporation	558	44
The South Financial Group, Inc.	2,044	42
Colonial BancGroup, Inc.	2,199	42
First Community Bancorp	809	39
Westamerica Bancorporation	819	39
United Bankshares, Inc.	1,272	39
Hancock Holding Co.	990	38
Park National Corp.	442	35
Old National Bancorp	2,063	34
MB Financial, Inc.	1,003	33
First Charter Corp.	1,088	33
Frontier Financial Corp.	1,414	31
F.N.B. Corp.	1,883	31
International Bancshares Corp.	1,431	31
CVB Financial Corp.	2,657	31
Glacier Bancorp, Inc.	1,520	31
Pacific Capital Bancorp	1,462	30
Susquehanna Bancshares, Inc.	1,465	30
First Commonwealth Financial Corp.	2,433	28
National Penn Bancshares Inc.	1,620	27
First BanCorp Puerto Rico	2,787	24
NBT Bancorp, Inc.	993	24
S & T Bancorp, Inc.	722	24
First Financial Bankshares, Inc.	590	23
Community Banks, Inc.	754	23
Provident Bankshares Corp.	913	23
City Holding Co.	589	22
IBERIABANK Corp.	411	20
Sterling Financial Corp. (PA)	1,074	20
Chemical Financial Corp.	754	19
Amcore Financial, Inc.	764	18
Citizens Banking Corp.	1,186	18
Community Bank System, Inc.	817	17
Community Trust Bancorp Inc.	568	17
Harleysville National Corp.	1,082	16
WesBanco, Inc.	701	16
Umpqua Holdings Corp.	934	16
Simmons First National Corp.	572	15
First Indiana Corp.	467	15
U.S.B. Holding Co., Inc.	664	14
Renasant Corp.	621	14
Tompkins Trustco, Inc.	330	14
Oriental Financial Group Inc.	1,052	13
Suffolk Bancorp	395	13
S.Y. Bancorp, Inc.	513	13
Lakeland Bancorp, Inc.	953	13
First Financial Corp. (IN)	420	13
Omega Financial Corp.	465	13
Capitol Bancorp Ltd.	573	12
Washington Trust Bancorp, Inc.	486	12
Sterling Bancorp	798	12
Sandy Spring Bancorp, Inc.	394	12
W Holding Co., Inc.	5,568	12
Independent Bank Corp. (MA)	393	12
Peoples Bancorp, Inc.	463	12

		Market
		Value•
	Shares	($000)
Independent Bank Corp. (MI)	1,092	12
Farmers Capital Bank Corp.	374	11
Integra Bank Corp.	648	11
First Merchants Corp.	501	11
First Community Bancshares, Inc.	312	11
Capital City Bank Group, Inc.	377	11
Midwest Banc Holdings, Inc.	797	11
Great Southern Bancorp, Inc.	446	10
Central Pacific Financial Co.	465	10
First Bancorp (NC)	573	10
Camden National Corp.	310	10
Bank of Granite Corp.	809	10
First Financial Bancorp	798	9
Arrow Financial Corp.	407	9
Peapack Gladstone Financial Corp.	338	8
Cadence Financial Corp.	461	7
Santander BanCorp	506	7
Irwin Financial Corp.	571	5
Seacoast Banking Corp. of Florida	371	5
First Source Corp.	252	5

Consumer Finance (0.3%)
SLM Corp.	11,242	530
Student Loan Corp.	114	19
Advanta Corp. Class B	885	14
Advance America, Cash
Advance Centers, Inc.	1,155	11
Advanta Corp. Class A	337	5

Diversified Financial Services (8.7%)
Bank of America Corp.	120,801	5,832
Citigroup, Inc.	134,794	5,648
JPMorgan Chase & Co.	92,577	4,351

Insurance (3.3%)
The Travelers Cos., Inc.	17,838	931
The Hartford Financial Services Group Inc.	8,604	835
The Allstate Corp.	15,913	834
The Chubb Corp.	10,737	573
Lincoln National Corp.	7,349	458
XL Capital Ltd. Class A	4,964	357
Marsh & McLennan Cos., Inc.	11,275	292
Cincinnati Financial Corp.	4,774	190
Axis Capital Holdings Ltd.	4,181	166
MBIA, Inc.	3,412	147
PartnerRe Ltd.	1,537	128
Willis Group Holdings Ltd.	2,886	122
Fidelity National Financial, Inc. Class A	6,263	96
Old Republic International Corp.	6,257	96
Protective Life Corp.	1,962	84
Endurance Specialty
Holdings Ltd.	1,776	70

11

			Market
			Value•
		Shares	($000)
	Arthur J. Gallagher & Co.	2,604	69
	Aspen Insurance Holdings Ltd.	2,416	66
	Unitrin, Inc.	1,364	63
	IPC Holdings Ltd.	1,794	54
	Commerce Group, Inc.	1,434	52
	Mercury General Corp.	733	38
	Erie Indemnity Co. Class A	646	37
	Zenith National Insurance Corp.	800	32
	American National Insurance Co.	233	30
	Horace Mann Educators Corp.	1,403	29
	Harleysville Group, Inc.	881	27
	Alfa Corp.	1,204	22
	Safety Insurance Group, Inc.	538	19
	Baldwin & Lyons, Inc. Class B	422	11
	Presidential Life Corp.	602	11
*	Crawford & Co.	1,393	8
	Kansas City Life Insurance Co.	95	4
*	Crawford & Co. Class B	656	4
*	Scottish Re Group Ltd.	925	2

	Thrifts & Mortgage Finance (2.2%)
	Fannie Mae	26,296	1,500
	Freddie Mac	17,956	938
	Washington Mutual, Inc.	20,746	578
	Hudson City Bancorp, Inc.	14,476	227
	New York Community Bancorp, Inc.	8,604	160
	People’s United Financial Inc.	8,154	145
	Astoria Financial Corp.	2,634	68
	Washington Federal Inc.	2,511	61
	First Niagara Financial Group, Inc.	3,170	42
	Provident Financial
	Services Inc.	2,023	32
	First Busey Corp.	1,196	25
	Capitol Federal Financial	747	25
	TrustCo Bank NY	2,227	23
	Brookline Bancorp, Inc.	1,798	19
	Anchor Bancorp Wisconsin Inc.	746	18
	KNBT Bancorp Inc.	1,004	17
	Northwest Bancorp, Inc.	522	15
	Partners Trust Financial
	Group, Inc.	1,174	15
	Dime Community Bancshares	983	14
	Flushing Financial Corp.	771	13
	Bank Mutual Corp.	1,142	13
	Municipal Mortgage &
	Equity, LLC	587	13
	First Financial Holdings, Inc.	438	13
	Fremont General Corp.	3,463	10
	IndyMac Bancorp, Inc.	616	8
	Corus Bankshares Inc.	658	7
	PFF Bancorp, Inc.	478	5
	Flagstar Bancorp, Inc.	468	4
	United Community Financial Corp.	396	3
			42,957

		Market
		Value•
	Shares	($000)
Health Care (11.4%)
Johnson & Johnson	78,444	5,112
Pfizer Inc.	187,710	4,620
Merck & Co., Inc.	59,022	3,439
Abbott Laboratories	41,883	2,288
Wyeth	36,365	1,768
Eli Lilly & Co.	30,634	1,659
Bristol-Myers Squibb Co.	53,348	1,600
Hillenbrand Industries, Inc.	1,734	96
Brookdale Senior Living Inc.	1,406	52
Owens & Minor, Inc. Holding Co.	1,132	46
Landauer, Inc.	343	17
LCA-Vision Inc.	668	11
Computer Programs and Systems, Inc.	340	8
		20,716
Industrials (12.6%)
General Electric Co.	279,729	11,514
3M Co.	19,533	1,687
United Parcel Service, Inc.	18,520	1,391
Caterpillar, Inc.	17,401	1,298
Honeywell International Inc.	20,346	1,229
Emerson Electric Co.	21,708	1,135
Northrop Grumman Corp.	9,338	781
Raytheon Co.	11,866	755
Waste Management, Inc.	14,041	511
Eaton Corp.	4,003	371
R.R. Donnelley & Sons Co.	5,974	241
Pitney Bowes, Inc.	5,931	237
Goodrich Corp.	3,380	235
Avery Dennison Corp.	2,894	168
Masco Corp.	6,624	159
Dryships Inc.	742	87
The Timken Co.	2,615	87
Hubbell Inc. Class B	1,463	80
Diana Shipping Inc.	1,514	65
Alexander & Baldwin, Inc.	1,169	61
Deluxe Corp.	1,509	61
* Avis Budget Group, Inc.	2,891	60
GATX Corp.	1,452	59
Baldor Electric Co.	1,250	50
Seaspan Corp.	1,497	48
UAP Holding Corp.	1,456	46
Quintana Maritime Ltd.	1,647	46
Eagle Bulk Shipping Inc.	1,307	45
Genco Shipping and Trading Ltd.	587	42
Barnes Group, Inc.	1,147	42
Mine Safety Appliances Co.	772	35
Steelcase Inc.	1,836	33
Briggs & Stratton Corp.	1,363	31
Watsco, Inc.	709	30
Kaman Corp. Class A	779	29
Knoll, Inc.	1,536	29
McGrath RentCorp	826	28
ABM Industries Inc.	1,147	27

12

		Market
		Value•
	Shares	($000)
Healthcare Services Group, Inc.	1,216	27
A.O. Smith Corp.	580	22
Ennis, Inc.	849	17
Diamond Management and
Technology Consultants,Inc.	1,308	14
Standex International Corp.	534	11
The Standard Register Co.	676	9
Pacer International, Inc.	376	6
Xerium Technologies Inc.	168	1
		22,940
Information Technology (0.6%)
Paychex, Inc.	10,309	431
Analog Devices, Inc.	8,985	301
Microchip Technology, Inc.	6,045	200
Diebold, Inc.	1,845	77
United Online, Inc.	1,550	27
Nam Tai Electronics, Inc.	1,277	15
Methode Electronics, Inc. Class A	1,200	15
		1,066
Materials (5.1%)
E.I. du Pont de Nemours & Co.	25,048	1,240
Freeport-McMoRan Copper &
Gold, Inc. Class B	10,378	1,221
Dow Chemical Co.	25,822	1,163
Alcoa Inc.	24,024	951
Air Products & Chemicals, Inc.	5,886	576
Nucor Corp.	8,231	510
Weyerhaeuser Co.	5,852	444
International Paper Co.	11,706	433
Southern Peru Copper Corp.
(U.S. Shares)	2,425	339
PPG Industries, Inc.	4,515	337
Lyondell Chemical Co.	6,853	325
Rohm & Haas Co.	4,366	227
MeadWestvaco Corp.	5,138	173
Temple-Inland Inc.	2,901	156
Eastman Chemical Co.	2,317	154
Lubrizol Corp.	1,948	132
Sonoco Products Co.	2,701	84
Bemis Co., Inc.	2,852	80
RPM International, Inc.	3,452	74
Packaging Corp. of America	2,148	68
Cabot Corp.	1,945	68
Chemtura Corp.	6,912	64
Worthington Industries, Inc.	2,359	59
AbitibiBowater, Inc.	1,535	53
Olin Corp.	2,067	47
Louisiana-Pacific Corp.	2,852	47
Sensient Technologies Corp.	1,357	41
Arch Chemicals, Inc.	762	35
Ferro Corp.	1,402	29
AMCOL International Corp.	710	29
Compass Minerals
International, Inc.	707	26
Glatfelter	1,530	25
A. Schulman Inc.	905	21

		Market
		Value•
	Shares	($000)
Schweitzer-Mauduit International, Inc.	559	16
Wausau Paper Corp.	1,484	15
Greif Inc. Class B Shares	253	15
Stepan Co.	241	8
Spartech Corp.	495	8
NL Industries, Inc.	599	7
Chesapeake Corp. of Virginia	269	2
		9,302
Telecommunication Services (6.2%)
AT&T Inc.	165,262	6,906
Verizon Communications Inc.	78,968	3,638
Embarq Corp.	4,145	219
Windstream Corp.	12,966	174
Citizens Communications Co.	9,166	121
Golden Telecom, Inc.	458	47
Alaska Communications Systems Holdings, Inc.	1,479	24
FairPoint Communications, Inc.	1,205	22
USA Mobility, Inc.	1,046	16
SureWest Communications	530	14
Iowa Telecommunications
Services Inc.	639	13
North Pittsburgh Systems, Inc.	427	10
		11,204
Utilities (8.1%)
Exelon Corp.	18,151	1,503
Southern Co.	20,528	753
FPL Group, Inc.	10,985	752
Dominion Resources, Inc.	7,910	725
Public Service Enterprise
Group, Inc.	6,929	662
Duke Energy Corp.	34,094	654
Entergy Corp.	5,333	639
FirstEnergy Corp.	8,278	577
PPL Corp.	10,504	543
American Electric
Power Co., Inc.	10,861	524
Edison International	8,864	515
PG&E Corp.	9,587	469
Constellation Energy
Group, Inc.	4,931	467
Sempra Energy	7,189	442
Consolidated Edison Inc.	7,376	347
Progress Energy, Inc.	7,039	338
Ameren Corp.	5,633	304
Xcel Energy, Inc.	11,393	257
DTE Energy Co.	4,638	230
Equitable Resources, Inc.	3,325	187
Wisconsin Energy Corp.	3,240	155
NiSource, Inc.	7,559	155
Pepco Holdings, Inc.	5,344	152
CenterPoint Energy Inc.	8,747	147
ONEOK, Inc.	2,867	143
MDU Resources Group, Inc.	5,068	143
SCANA Corp.	3,211	130

13

		Market
		Value•
	Shares	($000)
Northeast Utilities	4,171	129
Alliant Energy Corp.	3,108	124
Energy East Corp.	4,312	120
Integrys Energy Group, Inc.	2,085	112
National Fuel Gas Co.	2,292	111
Pinnacle West Capital Corp.	2,745	111
NSTAR	2,942	103
OGE Energy Corp.	2,563	98
TECO Energy, Inc.	5,829	98
Puget Energy, Inc.	3,166	89
Aqua America, Inc.	3,732	87
AGL Resources Inc.	2,169	86
UGI Corp. Holding Co.	2,971	79
Great Plains Energy, Inc.	2,479	74
Atmos Energy Corp.	2,568	72
DPL Inc.	2,475	72
ITC Holdings Corp.	1,218	70
Westar Energy, Inc.	2,614	70
Vectren Corp.	2,081	58
PNM Resources Inc.	2,252	56
Nicor Inc.	1,291	56
Piedmont Natural Gas, Inc.	2,171	55
Hawaiian Electric Industries Inc.	2,280	53
Portland General Electric Co.	1,740	49
WGL Holdings Inc.	1,414	48
Black Hills Corp.	1,046	46
Cleco Corp.	1,704	45
IDACORP, Inc.	1,196	42
New Jersey Resources Corp.	764	38
Southwest Gas Corp.	1,258	37
ALLETE, Inc.	823	36
Northwest Natural Gas Co.	744	36
South Jersey Industries, Inc.	909	34
Avista Corp.	1,503	33
UniSource Energy Corp.	1,029	33
California Water Service Group	672	30
NorthWestern Corp.	1,060	29
Otter Tail Corp.	841	29
UIL Holdings Corp.	821	29
American States Water Co.	569	26
The Laclede Group, Inc.	665	23
Empire District Electric Co.	931	22
CH Energy Group, Inc.	468	22
MGE Energy, Inc.	630	21
Central Vermont Public
Service Corp.	411	13
		14,617
Total Common Stocks
(Cost $174,821)		181,575

Market
Value•
Shares	($000)
Temporary Cash Investment (0.0%)
1	Vanguard Market Liquidity Fund, 4.955%—Note E (Cost $81)	81,000	81
Total Investments (100.1%)
(Cost $174,902)	181,656
Other Assets and Liabilities (–0.1%)
Receivables for Investment
Securities Sold	16,596
Other Assets—Note B	279
Payables for Investment
Securities Purchased	(16,798)
Other Liabilities—Note E	(251)
(174)
Net Assets (100%)	181,482

At October 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	175,014
Undistributed Net Investment Income	400
Accumulated Net Realized Losses	(686)
Unrealized Appreciation	6,754
Net Assets	181,482

Investor Shares—Net Assets
Applicable to 3,090,995 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	66,810
Net Asset Value Per Share—
Investor Shares	$21.61

ETF Shares—Net Assets
Applicable to 2,102,139 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	114,672
Net Asset Value Per Share—
ETF Shares	$54.55

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

14

Statement of Operations

November 10, 2006[1] to
October 31, 2007
($000)
Investment Income
Income
Dividends	2,998
Interest[2]	21
Security Lending	3
Total Income	3,022
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative
Investor Shares	111
ETF Shares	78
Marketing and Distribution
Investor Shares	4
ETF Shares	11
Custodian Fees	74
Auditing Fees	23
Shareholders’ Reports
Investor Shares	11
ETF Shares	—
Total Expenses	318
Net Investment Income	2,704
Realized Net Gain (Loss) on Investment Securities Sold	27
Unrealized Appreciation (Depreciation) of Investment Securities	6,754
Net Increase (Decrease) in Net Assets Resulting from Operations	9,485

1 Inception.

2 Interest income from an affiliated company of the fund was $21,000.

15

Statement of Changes in Net Assets

November 10, 2006[1] to
October 31, 2007
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,704
Realized Net Gain (Loss)	27
Unrealized Appreciation (Depreciation)	6,754
Net Increase (Decrease) in Net Assets Resulting from Operations	9,485
Distributions
Net Investment Income
Investor Shares	(918)
ETF Shares	(1,386)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Total Distributions	(2,304)
Capital Share Transactions—Note F
Investor Shares	63,848
ETF Shares	110,453
Net Increase (Decrease) from Capital Share Transactions	174,301
Total Increase (Decrease)	181,482
Net Assets
Beginning of Period	—
End of Period[2]	181,482

1 Inception.

2 Net Assets—End of Period includes undistributed net investment income of $400,000.

16

Financial Highlights

Investor Shares
November 16, 2006[1] to
For a Share Outstanding Throughout the Period	October 31, 2007
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.477
Total from Investment Operations	2.019
Distributions
Dividends from Net Investment Income	(.409)
Distributions from Realized Capital Gains	—
Total Distributions	(.409)
Net Asset Value, End of Period	$21.61

Total Return[3]	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$67
Ratio of Total Expenses to Average Net Assets	0.40%*
Ratio of Net Investment Income to Average Net Assets	2.43%*
Portfolio Turnover Rate[4]	11%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

*	Annualized.

17

ETF Shares
November 10, 2006[1] to
For a Share Outstanding Throughout the Period	October 31, 2007
Net Asset Value, Beginning of Period	$50.04
Investment Operations
Net Investment Income	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.190
Total from Investment Operations	5.595
Distributions
Dividends from Net Investment Income	(1.085)
Distributions from Realized Capital Gains	—
Total Distributions	(1.085)
Net Asset Value, End of Period	$54.55

Total Return	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115
Ratio of Total Expenses to Average Net Assets	0.25%*
Ratio of Net Investment Income to Average Net Assets	2.58%*
Portfolio Turnover Rate[3]	11%

1 Inception.

2 Calculated based on average shares outstanding.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares were first issued on November 16, 2006, and are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were first issued on November 10, 2006, and first offered to the public on November 16, 2006. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2007, the fund realized $713,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $433,000 of ordinary income available for distribution. The fund had available realized losses of $609,000 to offset future net capital gains through October 31, 2015.

At October 31, 2007, the cost of investment securities for tax purposes was $174,979,000. Net unrealized appreciation of investment securities for tax purposes was $6,677,000, consisting of unrealized gains of $12,664,000 on securities that had risen in value since their purchase and $5,987,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended October 31, 2007, the fund purchased $191,440,000 of investment securities and sold $16,645,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at October 31, 2007, was $80,000, for which the fund received cash collateral of $81,000.

F. Capital share transactions for each class of shares were:

	Period Ended
	October 31, 2007
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	78,051	3,765
Issued in Lieu of Cash Distributions	771	36
Redeemed	(14,974)	(710)
Net Increase (Decrease) in Shares Outstanding	63,848	3,091
ETF Shares
Issued	116,002	2,202
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,549)	(100)
Net Increase (Decrease) in Shares Outstanding	110,453	2,102

20

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s federal tax positions for the period ended October 31, 2007, for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (the “Fund”) at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,305,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,027.36	$2.04
ETF Shares	1,000.00	1,028.52	1.28
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.19	$2.04
ETF Shares	1,000.00	1,023.95	1.28

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.25% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table on page 23 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All other marks are the exclusive property of their
respective owners.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Text Telephone for People
With Hearing Impairment > 800-952-3335
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
This material may be used in conjunction	also available from the SEC’s website, www.sec.gov.
with the offering of shares of any Vanguard	In addition, you may obtain a free report on how your
fund only if preceded or accompanied by	fund voted the proxies for securities it owned during
the fund’s current prospectus.	the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
Vanguard, Connect with Vanguard, and the ship logo are	at the SEC’s Public Reference Room in Washington, D.C.
trademarks of The Vanguard Group, Inc.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
“FTSE®” is a trademark jointly owned by the London	available on the SEC’s website, and you can receive
Stock Exchange plc and The Financial Times Limited	copies of this information, for a fee, by sending a
and is used by FTSE International Limited under license.	request in either of two ways: via e-mail addressed to
The FTSE High Dividend Yield Index is calculated by FTSE	publicinfo@sec.gov or via regular mail addressed to the
International Limited. FTSE International Limited does not	Public Reference Section, Securities and Exchange
sponsor, endorse, or promote the fund; is not in any way	Commission, Washington, DC 20549-0102.
connected to it; and does not accept any liability
in relation to its issue, operation, and trading.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2007: $99,000

Fiscal Year Ended October 31, 2006: $71,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2007: $2,835,320

Fiscal Year Ended October 31, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2007: $630,400

Fiscal Year Ended October 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2007: $0

Fiscal Year Ended October 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

VANGUARD WHITEHALL FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS
TREASURER

Date: December 11, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.